FORUM                                                         PROSPECTUS
FUNDS                                                         OCTOBER 1, 1999

INVESTORS EQUITY FUND SEEKS TO                                INVESTORS
PROVIDE CAPITAL APPRECIATION BY                               EQUITY FUND
INVESTING PRIMARILY IN THE
COMMON STOCK OF COMPANIES                                     EQUITY
DOMICILED IN THE UNITED STATES.                               INDEX FUND
EQUITY INDEX FUND SEEKS TO
REPLICATE THE RETURN OF THE
STANDARD & POOR'S 500
COMPOSITE INDEX.

THE FUNDS DO NOT PAY RULE
12B-1 (DISTRIBUTION) FEES.

THE  SECURITIES AND EXCHANGE  COMMISSION HAS
NOT APPROVED OR DISAPPROVED  EITHER FUND'S
SHARES OR DETERMINED WHETHER THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.


[MONEY LOGO]

TABLE OF CONTENTS


          RISK/RETURN SUMMARY                                       2
          PERFORMANCE                                               5
          FEE TABLES                                                8
          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS              10


          MANAGEMENT                                               14
          YOUR ACCOUNT                                             19

                    How to Contact the Funds                       19
                    General Information                            19
                    Buying Shares                                  20
                    Selling Shares                                 23
                    Sales Charges                                  26
                    Exchange Privileges                            27
                    Retirement Accounts                            28

          OTHER INFORMATION                                        29
          Financial highlights                                     31

RISK/RETURN SUMMARY                                               [MONEY LOGO]

CONCEPTS TO UNDERSTAND               INVESTORS EQUITY FUND

COMMON STOCK means an                INVESTMENT OBJECTIVE  Investors Equity Fund (a "Fund") seeks capital
equity or ownership interest in      appreciation.
a company

GROWTH COMPANY means a               PRINCIPAL  INVESTMENT STRATEGY The Fund invests primarily in the com-
company whose stock has              mon stock of  established  growth  oriented domestic  companies  with
exhibited  faster than average       market  capitalizations exceeding $2 billion.
gains in earnings over the past
few years and is expected
to continue to show high levels of   EQUITY INDEX FUND
profit growth in the future
                                     INVESTMENT OBJECTIVE  Equity Index Fund (a "Fund") seeks to duplicate
STANDARD & POOR'S 500                the return of the S&P 500 Index.
COMPOSITE INDEX ("S&P 500
INDEX") means an unmanaged
index  composed  of common           PRINCIPAL  INVESTMENT  STRATEGY  The Fund  currently invests  substantially
stocks of 500 publicly traded        all of its assets in Index Portfolio (the "Portfolio"),  a series of another
large capitalization companies       mutual fund. The Portfolio and Fund have substantially similar investment objectives and investment policies.  Through its investment in
MARKET CAPITALIZATION means          the Portfolio,  the Fund primarily invests in all of the common stocks
the value of a company's             listed on the S&P 500 Index.  Except when  necessary  to  describe  the common  stock  in the  stock market  Fund's investment in the Portfolio, references to the Fund also include the Portfolio.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An  investment  in a Fund  is not a  deposit  of a bank  and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency. You could lose money on your investment in a Fund or a Fund could underperform other investments. The principal risks of an investment in a Fund include:

    o The stock market goes down
    o The stock market does not recognize the growth potential of the stocks in a Fund's portfolio
    o The investment advisers for Investors Equity Fund may make poor investment decisions

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:
    o Are willing to tolerate significant changes in the value of your investment
    o Are pursuing a long-term goal
    o Are willing to accept higher short-term risk

A Fund may NOT be appropriate for you if you:
    o Want an investment that pursues market trends or focuses only on particular sectors or industries
    o Need regular income or stability of principal
    o Are pursuing a short-term goal or investing emergency reserves

[MONEY LOGO]                                                       PERFORMANCE

The following charts and tables provide some indication of the risks of investing in a Fund by showing each Fund's returns compared to a broad measure of market performance. PERFORMANCE INFORMATION PRESENTED HERE REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

INVESORS EQUITY FUND

The following chart shows the annual total return for the only full cal-endar year that the Fund has operated. The chart does not reflect sales charges and, if reflected, the returns would be less than shown.

                             Past Performance Chart


YEAR              ANNUAL TOTAL RETURN
1998              36.15%


The calendar year-to-date total return as of June 30, 1999 was 9.61%.

During the period shown in the chart, the highest quarterly return was 26.07% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.25% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


YEAR(S)                               INVESTORS EQUITY FUND                 S&P 500 INDEX
1 Year                                30.70%                                28.58%
Since Inception (12/17/97)            31.04%                                28.58% (1)

(1)      For the period 12/31/97 through 12/31/98.

The S&P 500 Index is market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

EQUITY INDEX FUND

The following chart shows the annual total returns for the only full cal-endar year that the Fund has operated. The chart does not reflect sales charges and, if reflected, the returns would be less than shown.


                             PAST PERFORMANCE CHART

YEAR     ANNUAL TOTAL RETURN
1998     23.71%

The calendar year-to-date total return as of June 30, 1999 was 12.05%.

During the periods shown in the chart, the highest quarterly return was 21.13% (for the quarter ended December 31, 1998) and the lowest quarterly return was -9.54% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

YEAR(S)                                    EQUITY INDEX FUND                    S&P 500 INDEX
1 Year                                     23.71%                               28.58%
Since Inception (12/24/97)                 27.32%                               28.58% (1)

(1)      For the period 12/31/97 through 12/31/98.

The S&P 500 Index is a market index of common stocks. The S&P 500 Index is unmanaged and reflects the reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

FEE TABLES                                                        [MONEY LOGO]

The following tables describe the various fees and expenses that you will pay if you invest in a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                               4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions       None
Maximum Deferred Sales Charge (Load)
  (as a percentage of amount redeemed)                                1.00%(1)
Redemption Fee                                                        None
Exchange Fee                                                          None

(1)      Applicable only on purchases of $1 million or more.

ANNUAL FUND OPERATING  EXPENSES(1) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
INVESTORS EQUITY FUND
  Management Fees                                                     0.65%
  Distribution (12b-1) Fees                                           None
  Other Expenses                                                      0.79%
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)                             1.44%
EQUITY INDEX FUND
  Management Fees                                                     0.15%
  Distribution (12b-1) Fees                                           None
  Other Expenses                                                      1.11%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                               1.26%

(1) Based on amounts incurred during each Fund's fiscal year ended May 31, 1999 stated as a percentage of assets. Equity Index Fund's expenses includes its pro rata share of Index Portfolio's expenses.
(2) Certain service providers voluntarily waived a portion of their fees and/or reimbursed certain expenses of each Fund so that Total Annual Fund Operating Expenses do not exceed 1.10% for Investors Equity Fund and 0.25% for Equity Index Fund. Fee waivers may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that a Fund's operating expenses remain the same as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                         INVESTORS EQUITY  FUND         EQUITY INDEX FUND
1 year                     $541                           $523
3 years                    $837                           $784
5 years                  $1,155                         $1,064
10 years                 $2,055                         $1,862

INVESTMENT OBJECTIVES,                                            [MONEY LOGO]
STRATEGIES AND RISKS


CONCEPTS TO UNDERSTAND               INVESTMENT OBJECTIVES

FUNDAMENTAL RESEARCH means           INVESTORS EQUITY FUND seeks to provide capital appreciation by investing
research of a company's finan-       primarily in the common stock of companies domiciled in the United
cial condition to help forecast      States.
the future value of its stock
price. This analysis includes        EQUITY INDEX FUND seeks to duplicate the return of the S&P 500 Index duplicate company's financial
statements, asset history,
earnings history, product or         INVESTMENT STRATEGIES
service development and mana-
gement productivity

                                     THE ADVISER'S PROCESS

                                     INVESTORS  EQUITY  FUND  H.M.  Payson & Co. ("Payson")   and  Peoples
                                     Heritage   Bank ("Peoples")  are the  advisers  to the Fund (each  an
                                     "Adviser").   The  Advisers identify  economic  sectors and  industries with a potential for above average rates of growth  for  periods of five years or more. The  Advisers  seek  companies  that  offer secular  growth  driven by factors  such as technological  changes and demographics and avoid
                                     industries    subject   to   heavy governmental  regulation  or  dependence on
                                     commodity pricing for growth.  Within these sectors  and   industries,   the
                                     Advisers concentrate   on   companies   with  market capitalizations exceed-
                                     ing $2 billion.

                                     The  Advisers use  fundamental  research to identify  quality  companies with histories of sustained  profitability  and leadership within  their respective  industries.  The primary focus is on the core earnings power of the  company  and the ability to provide above average  growth in rev-
                                     enues,  earning and cash flow for a multi-year period.

                                     The  Fund  does  not  normally   invest  in companies that would be termed
                                     "turnaround situations"  or in  companies  with  a high exposure   to   cyclical
                                     changes  in  the economy.   In   addition   to  a  company's financial strength

and growth potential, the Advisers consider, among other things, the fol-lowing factors when selecting a potential investment for the Fund:

   o The possession of a sustainable competitive advantage (such as a dominant technological position or a strong business franchise)
   o An ability to maintain a high gross operating margin relative to the competition
   o A strong, experienced management team

The Advisers monitor the companies in the Fund's portfolio to deter-mine if there have been any fundamental changes in the companies. The Advisers may sell a stock:

   o If there is a sustained deterioration in the fundamentals of a company
   o If a more attractive investment is found
   o To maintain appropriate diversification within the Fund's portfolio

EQUITY INDEX FUND Norwest Investment Management, Inc. ("NIM"), the adviser to the Portfolio (an "Adviser"), generally executes portfolio transactions to:
   o duplicate the composition of the S&P 500 Index with minimal transaction costs
   o invest cash received from portfolio security dividends or share-holder investments in the Fund
   o raise cash to fund redemptions.

INVESTMENT POLICIES

INVESTORS EQUITY FUND The Fund invests primarily in the common stock of established growth oriented domestic companies with market capital-izations exceeding $2 billion.

EQUITY INDEX FUND The Fund is a "gateway" fund in a "Core and Gateway(R)" structure. The Fund invests substantially all of its assets in the Portfolio, a series of Core Trust (Delaware) ("Core Trust"), another mutual fund. The Fund and the Portfolio have substantially similar investment objectives and policies. The Fund invests in the portfolio to enhance its investment opportunities and reduce its operating expenses by sharing the costs of managing a large pool of assets.

Through its investment in the Portfolio, the Fund invests in substantial-ly all of the common stocks listed on the S&P 500 Index and attempts to achieve a 95% correlation between its own investment results (exclud-ing the effect of expenses) and that of the S&P 500 Index. This correla-tion is sought regardless of market conditions.

A precise replication of the performance of the S&P 500 Index is not feasible because the Fund's performance may be affected by, among other things, the Fund's expenses, transaction costs and shareholder pur-chases and redemptions.

The Portfolio's Adviser monitors the performance and composition of the S&P 500 Index and adjusts the Portfolio's investments as necessary.

TEMPORARY DEFENSIVE MEASURES Each Fund may invest a portion of its assets in cash and prime quality cash equivalents such as commercial paper and money market instruments. In order to respond to adverse market, economic, or other conditions, each Fund may also assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents. As a result, a Fund may be unable to achieve its investment objective.

INVESTMENT RISKS


GENERAL A Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or bal-anced investment program.

INVESTORS EQUITY FUND Because the Fund primarily invests in common stock of growth companies, there is a risk that the earnings of these companies will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the intrinsic value of a stock for an unexpectedly long time. The Advisers' judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

EQUITY INDEX FUND Since the Fund seeks to replicate the performance of the S&P 500 Index, your investment will lose value during periods when the S&P 500 Index loses value.

The Fund may withdraw its entire investment from the Portfolio at any time if the Board of Trustees of Forum Funds (the "Board") decides it is in the Fund's best interest to do so. The inability of the Fund to find a suitable replacement investment could adversely affect your investment in the Fund.

YEAR 2000 Certain computer systems may not process date-related information properly on and after January 1, 2000. Each Fund's
Adviser(s) is/are addressing this matter for its systems. Each Fund's other service providers have informed the Funds that they are taking similar measures. This matter, if not corrected, could adversely affect the servic-es provided to each Fund or the issuers in which the Fund invests and, therefore, could lower the value of your Fund shares.

MANAGEMENT                                                        [MONEY LOGO]

Each Fund is a series of Forum Funds (the "Trust"), an open-end, man-agement investment company ("mutual fund). The business of the Trust and of each Fund is managed under the direction of the Board. The
Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information
("SAI").

THE ADVISERS

INVESTORS EQUITY FUND

The Fund's  Adviser is H.M.  Payson & Co.,  One  Portland  Square,
P.O. Box 31, Portland, Maine 04112. Payson was founded in 1854 and incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. As of June 30, 1999, Payson had approximately $1.3 billion of assets under management.

Peoples Heritage Bank, One Portland Square, Portland, Maine 04101, serves as investment subadviser to the Fund. Peoples is a subsidiary of Peoples Heritage Financial Group, a multi-bank holding company.
Peoples has provided investment advisory and management services to clients for 5 years. As of June 30, 1999, Peoples had approximately
$1 billion of assets under management.

Subject to the general control of the Board, the Advisers make invest-ment decisions for the Fund. For its services, Payson receives an advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1999, Payson waived a portion of its fee and only received an advisory fee of 0.31% of the Fund's aver-age daily net assets. Pursuant to an investment subadvisory agreement,

Payson pays Peoples an investment subadvisory fee at an annual rate of 0.25% of the average daily net assets of the Fund. Because this fee is paid by Payson it does not increase the fees paid by the shareholders of the Fund.

EQUITY INDEX FUND

Norwest Investment Management, Inc., Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55749, is the Adviser to the Portfolio, the series of Core Trust in which the Fund invests. NIM is a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), a multi-bank holding company. Norwest Bank is a subsidiary of Wells
Fargo & Company, a national bank holding company. As of June 30, 1999, NIM provided advisory services for over $ 24 billion in assets.

Subject to the general control of the Board of Trustees of Core Trust, NIM makes investment decisions for Index Portfolio. NIM receives an advisory fee of 0.15% of the average daily net assets of the Portfolio. For the fiscal year ended May 31, 1999 NIM received the full fee. The
Fund pays NIM its pro rata share of the Portfolio's advisory fee, which is based on the percentage of the Portfolio's assets held by the Fund.

Due to the  merger  of  Wells  Fargo &  Company  and  Norwest
Corporation, the Portfolio is expected to reorganize into a new series of another mutual fund with a similar name, investment objective and policies as soon as reasonably practicable. When the Portfolio reorganizes into the new mutual fund series, Wells Fargo Bank, N.A. ("WFB") will become adviser of the new portfolio. WFB, founded in 1852, is the old-est bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank, N.A. is a subsidiary of Wells
Fargo & Company. As of June 30, 1999, WFB and its affiliates provided advisory services for over $131 billion in assets.

In addition, a subsidiary of WFB, Wells Capital Management ("WCM") Will be the investment subadviser for the new mutual fund series. No Change in portfolio managers is expected.

PORTFOLIO MANAGERS

INVESTORS EQUITY FUND

William N. Weickert, Jr., Dana R. Mitiguy, and Jonathan W. White are responsible for the day-to-day management of the Fund. Each of them is a Chartered Financial Analyst. Each portfolio manager's business exper-ience is as follows:

WILLIAM N. WEICKERT, JR. Director, Equity and Fixed Income Research Analyst of Payson and responsible for the day-to-day management of the Fund since its inception in December 1997. Mr. Weickert has 17 years of experience in the investment industry and has been associated with Payson since 1989.

DANA R. MITIGUY Chief Investment Officer of Peoples and responsible for the day-to-day management of the Fund since its inception in December 1997. Mr. Mitiguy has 15 years of experience in the invest-ment industry and has been associated with Peoples since 1995. Prior to his association with Peoples, Mr. Mitiguy was a Vice President at Key Trust of Maine.

JONATHAN W. WHITE Member of the Peoples  Heritage Bank Investment
Committee and Chief Investment  Officer for the Bank of New
Hampshire (a subsidiary of Peoples Heritage Financial Group) and responsible for the day-to-day management of the Fund since its incep-tion in December 1997. Mr. White has over 25 years of experience in the investment industry and has been associated with the Bank of New Hampshire since 1974.

EQUITY INDEX FUND

David D. Sylvester and Laurie R. White are responsible for the day-to-day management of the Portfolio. Each portfolio manager's business experience is as follows:

DAVID D. SYLVESTER Managing Director of NIM and responsible for the day-to-day management of the Fund since its inception in 1996.
Mr. Sylvester has 25 years of experience in the investment industry and has been associated with NIM since 1979. Mr. Sylvester holds dual posi-tions at both NIM and WCM, at which he is Executive Vice President.

LAURIE R. WHITE Director of NIM and responsible for the day-to-day management of the Fund since its inception in 1996. Ms. White has 13 years of experience in the investment industry and has been associated with NIM since 1991. Ms. White holds dual positions at both NIM and WCM, at which she is Managing Director.


OTHER SERVICE PROVIDERS


The Forum Financial Group of companies  ("Forum") provide services to each Fund. As of June 30, 1999, Forum provided  administration and
distribution services to investment   companies   and   collective   investment
funds  with  assets  of approximately $73 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of each Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of a Fund's shares.

Forum Administrative Services, LLC provides administrative services to each Fund, Forum Accounting Services, LLC is each Fund's fund accountant, Forum Shareholder Services, LLC (the "Transfer Agent") is each Fund's transfer agent and Forum Trust, LLC is each Fund's custodian.

FUND EXPENSES

Each Fund pays for all of its expenses. Each Fund's expenses include its own expenses as well as Trust expenses that are allocated among the Funds and the other funds of the Trust. The Advisers or other service providers may voluntarily waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases a Fund's performance for the period during which the waiver is in effect.

Certain service providers of each Fund have undertaken to waive a por-tion of their fees and/or reimburse certain expenses in order to limit expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.10% or less of the average daily net assets of Investors Equity Fund and 0.25% or less of the average daily net assets of Equity Index Fund.

[MONEY LOGO]                                                      YOUR ACCOUNT


GENERAL INFORMATION                                                                     HOW TO CONTACT
                                                                                        THE FUNDS

You may purchase or sell (redeem) shares at the net asset value of a share              WRITE TO US AT:
("NAV") plus any  applicable  sales  charge (or minus any  applicable sales               Forum  Shareholder  Services,  LLC
charge in the case of redemptions) next calculated after the Transfer                     P.O. Box 446
Agent receives your request in proper form. For instance,  if the Transfer                Portland,  Maine 04112
Agent receives your purchase request in proper form after 4:00 p.m.,                    TELEPHONE US AT:
Eastern time, your  transaction  will be priced at the next  business  day's              (800) 94FORUM
NAV plus the  applicable  sales  charge.  A Fund  cannot  accept  orders  that            (800) 943-6786  (Toll Free)
request a particular  day or price for the  transaction or any other special              (207) 879-0001
conditions.

                                                                                        WIRE INVESTMENTS (OR ACH
The Funds do not issue share certificates.                                              PAYMENTS) TO US AT:
                                                                                          Bankers Trust Company
If you purchase shares directly from a Fund, you will receive monthly                     New York, New York
statements and a confirmation of each transaction.  You should verify the                 ABA #021001033
accuracy of all transactions in your account as soon as you receive your                  FOR CREDIT TO:
confirmations.                                                                            Forum Shareholder Services, LLC
                                                                                          Account # 01-465-547
Each Fund reserves the right to waive minimum investment amounts                          Re: (Name of Your Fund)
and may temporarily suspend (during unusual market conditions) or                         (Your Name)
discontinue any service or privilege.                                                     (Your Account Number)

The Funds offered in this Prospectus are not available for purchase in all
states.   Please contact the Funds or your financial representative for infor-
mation about whether a Fund is available in your state.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency. A Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), sub-tracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. A Fund values securities for which mar-


ket quotations are readily available at current market value. If market quotations are not readily available, then a Fund values securities at fair value under procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund.
Financial institutions may charge transaction fees and may set different
minimum  investments  or  limitations  on  buying  or  selling  shares.   These
institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial insti-tution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.


         CHECKS For individual, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Forum Funds" or to one or more owners of the account and endorsed to "Forum Funds."
         For all other accounts, the check must be made payable on its face to "Forum Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

         ACH PAYMENT Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days to settle. Your financial institution may charge you a fee for this service.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                                            MINIMUM INITIAL           MINIMUM ADDITIONAL
                                                              INVESTMENT                  INVESTMENT

Standard Accounts                                               $2,000                       $250
Traditional and Roth IRA Accounts                               $1,000                       $250
Accounts with Systematic Investment Plans                         $250                       $250

ACCOUNT REQUIREMENTS


TYPE OF ACCOUNT                                                                 REQUIREMENT(S)
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT                         o Instructions must be signed by all persons
ACCOUNTS:                                                           required to sign exactly as their names appear
Individual accounts are owned by one per-                           on the account
son, as are sole, as are sole proprietorship accounts.
Joint accounts have two or more owners (tenants)

GIFTS OR TRANSFERS TO A MINOR (UGMA,                              o Depending on state laws, you can set up a
UTMA):                                                              custodial account under UGMA or the
These custodial accounts provide a way to                           UTMA
give money to a child and obtain tax bene-                        o The trustee must sign instructions in a manner
fits. An individual can give upto $10,000                           indicating trustee capacity
a year per child without paying Federal
gift tax

BUSINESS ENTITIES                                                 o For entities with officers, provide an origi-
                                                                    nal or certified copy of a resolution that
                                                                    identifies the authorized signers for the account
                                                                  o For entities with  partners or other interest-
                                                                    ed parties, provide a certified partnership agree-
                                                                    ment or organizational document, or
                                                                    certified pages from the partnership agree-
                                                                    ment or organizational document, that
                                                                    identifies the partners or interested parties

TRUSTS                                                            o The trust must be established before an
                                                                    account can be opened
                                                                  o Provide a certified trust document, or the
                                                                    pages from the trust document, that identify the
                                                                    trustees





INVESTMENT PROCEDURES

TO OPEN AN ACCOUNT                                           TO ADD TO YOUR ACCOUNT

BY CHECK                                                     BY CHECK
o Call or write us for an account                            o Fill out an investment slip from a
  application                                                  confirmation or write us a letter
o Complete the application                                   o Write your account number on your
o Mail us your application and a check                         check
                                                             o Mail us the slip (or your letter) and
                                                               the check

BY WIRE                                                      BY WIRE
o Call or write us for an account                            o Call to notify us of your incoming wire
  application                                                o Instruct your bank to wire your money
o Complete the application                                     to us
o Call us and we will assign you an account
  number
o Mail us your application
o Instruct your bank to wire your money
  to us

BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT
o Call or write us for an account                            o Complete the systematic investment
  application                                                  section of the application
o Complete the application                                   o Attach a voided check to your application
o Call us and we will assign you an account                  o Mail us the completed application
  number
o Mail us your application
o Make an ACH payment

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates or on a quarterly basis. These payments are taken from your bank account by ACH pay-ment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as more than four redemptions or exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH payments at full value, subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identi-cally registered account maintained with the Transfer Agent) as reim-bursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Generally, a Fund will send redemption proceeds to you within a week of receiving your request in proper form. Delays may occur in cases of very large redemp-tions, excessive trading or during unusual market conditions. Each Fund may delay sending redemption proceeds until it has collected payment for the shares you are selling, which may take up to 15 calendar days.


TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the  redemption  proceeds
o Obtain a signature  guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and  documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call  us  with  your  request  (unless  you  declined  telephone redemption privileges) - ( See "By
  Telephone") Or
o Mail us your request (See "By Mail")

BY TELEPHONE
o Call us with your request (unless you declined telephone  redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you Or
  o Wired to you (unless you declined wire redemption privileges) - ( See "By Wire")

SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account applica-tion. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date on a quarterly basis. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least
$250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and a Fund against fraud, signatures on certain requests must have a "signature guarantee."
A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:
  o Sales of over $50,000 worth of shares
  o Changes to a  shareholder's  record name or address
  o Redemptions from an account for which the address or account registration has changed within the last 30 days
  o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
  o Sending redemption proceeds to an account with a different reg-istration (name or ownership) from yours
  o Changes to systematic investment or withdrawal, distribution, telephone redemption or exchange option or any other election in connection with your account

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A
Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST   ACCOUNTS  The  Transfer   Agent  will   consider  your  account  lost  if
correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding
(unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

PURCHASES A sales charge is assessed on purchases of a Fund's shares as follows:


                                                                  SALES CHARGE
                                                                 (LOAD) AS % OF:
                                                      PUBLIC                 NET AMOUNT
         AMOUNT OF PURCHASE                           OFFERING PRICE         INVESTED*               REALLOWANCE %
         $0 to $49,999                                4.00                   4.17                    3.50
         $50,000 to $99,999                           3.50                   3.63                    3.00
         $100,000 to $249,999                         3.00                   3.09                    2.50
         $250,000 to $499,999                         2.50                   2.56                    2.10
         $500,000 to $999,999                         2.00                   2.04                    1.70
         $1,000,000 and up                            0.00                   0.00                    1.00


* Rounded to the nearest one-hundredth percent.

The offering price for a Fund's shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the real-lowance paid to certain financial institutions purchasing shares as princi-pal or agent. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in con-nection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and mer-chandise.

REDEMPTIONS  A  contingent   deferred  sales  charge  ("CDSC")  is  assessed
on redemptions of shares that were part of a purchase of $1 million or more. The CDSC is assessed as follows:

REDEEMED WITHIN                                     SALES CHARGE
First year of purchase                                 1.00%
Second year of purchase                                0.50%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liqui-date shares in the order that they were first purchased until your redemption request is satisfied.

REDUCED SALES CHARGES You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem Fund shares without a sales charge. Please see the SAI for further information.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that has a higher sales charge than the Fund, you will have to pay the difference between that fund's sales charge and the Fund's sales charge at the time of exchange. If you exchange into a fund that has no sales charge or a lower sales charge than the Fund, you will not have to pay a sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically regis-tered accounts (name(s), address and taxpayer ID number). There is cur-rently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account applica-tion. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

                                HOW TO EXCHANGE

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account numbers
  o The names of the funds from which you are exchanging and into which you are exchanging
  o The  dollar  amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Before investing in any IRA or other retirement plan, you should con-sult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

[MONEY LOGO]                                                 OTHER INFORMATION

DISTRIBUTIONS

Each Fund distributes its net investment income and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distribu-tions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

A Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. A Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held Fund shares.

If you buy shares shortly before a Fund makes a distribution, you may pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each Fund will send you information about the income tax status of dis-tributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. No Fund expects to hold share-holders' meetings unless required by Federal or Delaware law.
Shareholders of each series are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

[MONEY LOGO]                                              FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assum-ing the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. Each Fund's financial statements and the auditor's report are included in the Annual Report dated
May 31,  1999,  which is available  upon  request,  without charge.


                                               INVESTORS EQUITY FUND(a)            EQUITY INDEX FUND(a)
                                               YEAR ENDED MAY 31,                  YEAR ENDED MAY 31,
                                               1999            1998(a)             1999            1998(a)
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share            $11.43          $10.00              $11.69          $10.00
Income from Investment Operations:
  Net Investment Income (Loss)                  (0.01)          ---(b)               0.16(c)         0.07(c)
  Net Realized and Unrealized Gain
     (Loss) on Investments                       2.60            1.43                2.27            1.62
Total from Investment Operations                 2.59            1.43                2.43            1.69
Less Distributions:
  From Net Investment Income                      -(b)            -                 (0.11)              -
  From Net Realized Capital Gain                (1.06)            -                   -(b)              -
Total Distributions                             (1.06)            -                 (0.11)              -
Ending Net Asset Value Per Share               $12.96          $11.43              $14.01          $11.69
OTHER INFORMATION
Ratios to Average Net Assets:
  Expenses                                     1.10%             1.10%(e)            0.25%           0.25%(e)
  Gross Expenses (d)                           1.44%             2.09%(e)            1.26%           2.25%(e)
  Net Investment Income (Loss)                 (0.06)%           0.09%(e)            1.27%           1.41%(e)
Total Return(f)                                24.21%           14.30%              20.98%          16.90%
Portfolio Turnover Rate                        16.00%           11.00%               4.00%(g)        7.00%(g)
Net Assets at End of Period                    $32,134        $30,090             $11,127          $5,038
   (in thousands)


(a) Investors Equity Fund commenced operations on December 17, 1997 and Equity Index Fund commenced operations on December 24, 1997.
(b) Less than $0.01 per share.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) Reflects expense ratios in the absence of fee waivers and expense reimbursements
(e) Annualized.
(f) Does not include sales charge.
(g) Information presented is that of the Portfolio in which the Fund invests.

      NOTES:

     NOTES:

      NOTES:




                                                                                 FORUM
                                                                                 FUNDS
FOR MORE INFORMATION

           The following documents are available free upon request:              INVESTORS EQUITY FUND
                                                                                 EQUITY INDEX FUND

                          ANNUAL/SEMI-ANNUAL REPORTS
   Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

       You can get a free copy of both reports and the SAI, request other information and discuss your questions about each Fund by contacting the Funds at:

                      Forum Funds Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                 800-94FORUM or
                                  800-943-6786
                                  207-879-0001

   You can also review the Fund's reports and the SAIs at the Public Reference
                 Room of the Securities and Exchange Commission.
      You can get text-only copies, for a fee, by writing to the following:

                                                                                         LOGO
                              Public Reference Room                                   FORUM FUNDS
                 Securities and Exchange Commission Forum Funds
                          Washington, D.C. 20549-6009                                 P.O. Box 446
                                                                                   Portland, Maine 04112
      The scheduled hours of operation of the Public Reference Room may be            800-94FORUM
      obtained by calling the Commission at 1-800-SEC-0330. Free copies of            800-943-6786
    the reports and SAIs are available from the Commission's Internet website         207-879-0001
                               at http://www.sec.gov.                               www.forumfunds.com

                    Investment Company Act File No. 811-3023


                                               [WINKEL TRIPEL CARTOGRAPH LOGO]

                                                     POLARIS GLOBAL VALUE FUND






                                                             PROSPECTUS


                                                           OCTOBER 1, 1999


                              THE FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCK OF COMPANIES WORLD-WIDE.

                              THE  FUND  DOES NOT PAY   RULE    12B-1
                              (DISTRIBUTION) FEES.

               THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DIS-APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                          POLARIS
                                          CAPITAL MANAGEMENT, INC.
                                          http://www.polarisfunds.com

[WINKEL TRIPEL CARTOGRAPH LOGO]                              TABLE OF CONTENTS



         RISK/RETURN SUMMARY                                             2

         PERFORMANCE                                                     4

         FEE TABLES                                                      6

         INVESTMENT OBJECTIVE, STRATEGIES AND RISKS                      8

         MANAGEMENT                                                     12

         YOUR ACCOUNT
                  How to Contact the Fund                               14
                  General Information                                   14
                  Buying Shares                                         15
                  Selling Shares                                        18
                  Exchange Privileges                                   21
                  Retirement Accounts                                   22

         OTHER INFORMATION                                              23

         FINANCIAL HIGHLIGHTS                                           25

RISK/RETURN SUMMARY                            [WINKEL TRIPEL CARTOGRAPH LOGO]

CONCEPTS TO UNDERSTAND              INVESTMENT OBJECTIVE

COMMON STOCK means an               Polaris Global Value Fund (the "Fund") seeks capital appreciation.
equity or ownership interest in
a company                           PRINCIPAL INVESTMENT STRATEGY
VALUE  INVESTING  means to
invest  in stock of a  company      Using a  value-oriented  approach,  the Fund  invests primarily  in the com-
whose  valuation  measures are      mon  stock of  companies (including  ADRs) located  worldwide,  including
low relative to that of compara-    emerging  market  countries.  The Fund  also  selects  investments  based on
ble companies                       the fundamental  research of a company's  financial
AMERICAN DEPOSITARY RECEIPT         condition.
("ADR") means a receipt for
shares of a foreign-based com-      PRINCIPAL RISKS OF INVESTING IN THE FUND
pany traded on a U.S. stock
exchange                           GENERAL RISKS an investment in the fund is not a deposit of a bank
FUNDAMENTAL RESEARCH means         and is not insured or guaranteed by the Federal Deposit Insurance
the analysis of a company's        Corporation or any other government agency.  You could lose money on
financial condition to forecast    your investment in the Fund or the Fund could underperform other
the probable future value of its   investments.  The principal risks of an investment in the Fund include:
stock price.  This analysis           o The U.S. or foreign stock markets go down
includes review of a company's        o Value stocks fall out of favor in the stock market
financial statements, asset his-      o The stock market does not recognize the growth potential of the
tory, earnings history, product         stocks in the Fund's portfolio
or service development and            o The Fund's investment adviser (the "Adviser") may make poor
management productivity                 investment decisions


                                   RISKS OF FOREIGN  SECURITIES  Because investing
                                   in the securities of foreign companies can have
                                   more  risk than  investing   in  U.S.   based
                                   companies, an investment in the Fund may have
                                   the following additional risks:

                                      o Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars
                                      o There may not be sufficient public information regarding foreign companies
                                      o Political and economic instability abroad may adversely affect the operations of foreign companies and the value of their securities

o Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation may affect the operations of foreign companies and the value of their securities
o Fluctuations in currency exchange rates may adversely affect the value of foreign securities

These risks may be greater for investments in securities of issuers located in emerging or developing markets.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
    o Are willing to tolerate significant changes in the value of your investment
    o Are pursuing a long-term goal
    o Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:
    o Cannot tolerate the risks of global investments
    o Want an investment that pursues market trends or focuses only on particular sectors or industries
    o Need regular income or stability of principal
    o Are pursuing a short-term goal or investing emergency reserves

PERFORMANCE                                    [WINKEL TRIPEL CARTOGRAPH LOGO]

The following chart illustrates the variability of the Fund's returns. The chart and the following table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad meas-ure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

                             PAST PERFORMANCE CHART

YEAR      ANNUAL TOTAL RETURN
1998      -8.85%
1997      34.55%
1996      23.34%
1995      31.82%
1994      -2.78%
1993      25.70%
1992       9.78%
1991      17.18%
1990      -11.74%

The calendar year-to-date total return as of June 30, 1999 was 12.14%.

During the periods shown in the chart, the highest quarterly return was 20.46% (for the quarter ended June 30, 1997) and the lowest quarterly return was -20.04% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Morgan Stanley Capital International
World Index ("MSCI").

YEAR(S)                                       POLARIS GLOBAL VALUE FUND                      MSCI
1  Year                                                 -8.85%                              24.34%
5 Years                                                 14.15%                              15.68%
Since Inception (July 31, 1989)                         11.26%                              10.01%



MSCI is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. MSCI is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, MSCI 's performance does not reflect the effect of expenses.

On June 1, 1998, a limited  partnership  managed by the Adviser reor-
ganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partner-ship's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's  performance for all periods except "Since
Inception" would have been lower. The limited partnership was not reg-istered under the Investment Company Act of 1940 ("1940 Act") and
was not subject to certain  investment  limitations,   diversification require-
ments,   and  other restrictions  imposed by the 1940 Act and the Internal
Revenue Code, which, if applicable, may have adversely affected its performance.

FEE TABLES                                      [WINKEL TRIPEL CARTOGRAPH LOGO]

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases                                               None
     Maximum Sales Charge (Load) Imposed on Reinvested Distributions                                None
     Maximum Deferred Sales Charge (Load)                                                           None
     Redemption Fee                                                                                 None
     Exchange Fee                                                                                   None

ANNUAL FUND OPERATING EXPENSES (1) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
     Management Fees                                                                                1.00%
     Distribution (12b-1) Fees                                                                      None
     Other Expenses                                                                                 1.06%
     TOTAL ANNUAL FUND OPERATING EXPENSES (2)                                                       2.06%


(1) Based on amounts incurred during the Fund's fiscal year ended May 31, 1999 stated as a percentage of assets prior to fee waivers.
(2) The Adviser has voluntarily waived a portion of its fees so that Total Annual Fund Operating Expenses do not exceed 1.75%. Fee waivers may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain the same as stated in the above table and that distributions are reinvested.
Although your actual costs may be higher or lower, under these assump-tions your costs would be:


          1 YEAR                      3 YEARS                   5 YEARS                   10 YEARS
           $209                        $646                      $1,108                    $2,390




INVESTMENT OBJECTIVE,                          [WINKEL TRIPEL CARTOGRAPH LOGO]
STRATEGIES AND RISKS

CONCEPTS TO UNDERSTAND              INVESTMENT OBJECTIVE

CASH FLOW means a company's         The Fund seeks capital appreciation.
cash revenue minus its cash
expenses                            INVESTMENT STRATEGIES

PRICE/BOOK RATIO means the          THE ADVISER'S PROCESS
price of a stock divided by the
company's book value                The Adviser uses a three-step process to identify potential investments for the Fund.  First, the Adviser uses a global valuation model to identify
PRICE/CASH FLOW RATIO means         the most undervalued  countries and industries based on  corporate  earn-
the price of a stock  divided  by   ings,  yield,  inflation, interest rates and other variables. Second, the
cash flow per share                 Adviser uses traditional valuation measures such as price/book ratios, price/cash flow ratios and price/sales ratios to analyze its database of
PRICE/SALES RATIO means the         more than 20,000 global companies.  The Adviser uses these  measures to
price of a stock  divided by the    identify  approximately  500 companies with the greatest potential for
company's annual sales per          undervalued streams of sustainable cash flow.  Finally,  the Adviser uses
share                               fundamental research to select the 50 to 100 companies in which the
                                    Fund invests.

                                    The Fund will generally hold investments for three to five years.  The
                                    Adviser  monitors the  companies  in the Fund's  portfolio  as well as those
                                    companies on a "watch  list." The   "watch    list"   is    comprised   of approxi-
                                    mately  250  companies  in which  the Fund may  potentially  invest in the
                                    future. If a  company  held by the  Fund  no  longer meets   the    Adviser's    val-
                                    uation    and fundamental  criteria  or  it  becomes  less attractively  valued than a company  on the "watch  list," it may be sold in favor of an invest-
                                    ment in a company on the "watch list."

                                    INVESTMENT POLICIES

                                    Under normal conditions, the Fund invests primarily all of its assets in common stock (including ADRs) of companies worldwide.  Although there is no limit on the amount of Fund assets that may be invested in companies located in any one country, to achieve broad diversification, the Fund typically invests in 10 to 12 countries.

The Fund may invest in companies located in emerging or developing markets. Emerging or developing markets are generally markets that are not included in the MSCI. Currently, the markets included in that index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

As a globally diversified fund, the Adviser attempts to provide you with sound diversification and above average return. In addition, by using a pure value philosophy, the Adviser attempts to provide you with a port-folio that performs well even during negative movements in stock markets.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and other money market instruments. As a result, the Fund may be unable to achieve its invest-ment objective.

INVESTMENT RISKS

GENERAL The Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's percep-tion of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or bal-anced investment program. Finally, there is also the risk that the Adviser may make poor investment decisions.

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securi-ties, an investment in the Fund may have the following risks:
   o Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
   o Changes in foreign tax laws, exchange controls, and policies on nationalization and expropriation may affect the operations of foreign companies and the value of their securities
   o Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of the Fund's invest-ments in foreign securities
   o Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclo-sure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards as are U.S. companies
   o Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
   o Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.

RISKS OF INVESTMENT IN EMERGING MARKETS Because investing in emerg-ing markets can have more risk than investing in developed foreign mar-kets, an investment in the Fund may have the following additional risks:
   o Information about the companies in these countries is not always readily available
   o Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
   o Greater political and economic uncertainties exist in emerging markets than in developed foreign markets

   o The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
   o Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of compa-nies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

YEAR 2000 Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Fund's other service providers have informed the Fund that they are taking similar measures.
Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readi-ness concerns. This matter, if not corrected, could adversely affect the services provided to the Fund or the issuers companies in which the Fund invests and, therefore, could lower the value of your shares.

MANAGEMENT                                     [WINKEL TRIPEL CARTOGRAPH LOGO]

The Fund is a series of Forum Funds (the "Trust"), an open-end, man-agement investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees
(the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Adviser is Polaris Capital Management, Inc., 125 Summer Street,
 Boston, Massachusetts 02110. The Adviser is a privately owned company, controlled by Bernard R. Horn, Jr.

Subject to the general control of the Board, the Adviser makes invest-ment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1999, the Adviser waived a portion of its fee and only received an advisory fee of 0.69% of the Fund's average daily net assets.

As of June 30, 1999 the Adviser had approximately $85 million in assets under management.

PORTFOLIO MANAGER

BERNARD R. HORN, JR. President and Chief Portfolio Manager of the Adviser since 1995. Mr. Horn has been responsible for the day-to-day management of the Fund and the predecessor limited partnership since the partnership's inception in July 1989. Mr. Horn has over 19 years of experience in the investment industry and prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and investment officer at MDT Advisers, Inc. Prior to that, Mr. Horn was vice president and a portfolio manager at Freedom Capital Management Corp.

OTHER SERVICE PROVIDERS

The Forum Financial Group ("Forum") of companies  provide  services to\
the Fund. As of June 30, 1999, Forum provided  administration and dis-
tribution services to investment   companies   and   collective   investment
funds  with  assets  of approximately $73 billion.

Forum Fund Services, LLC, a registered  broker-dealer and member of
the National Association  of  Securities  Dealers,   Inc.,  is  the distributor
(principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may pur-chase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund account-ant, Forum Shareholder Services, LLC ( "Transfer Agent") is the Fund's transfer agent and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays all of its expenses. The Fund's expenses are comprised of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect.

The Adviser has undertaken to waive a portion of its fees and/or reim-burse certain Fund expenses in order to limit expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.75% or less of the average daily net assets of the Fund.



YOUR ACCOUNT                                   [WINKEL TRIPEL CARTOGRAPH LOGO]


HOW TO CONTACT                            GENERAL INFORMATION
THE FUND
WRITE TO US AT:                           You may purchase or sell (redeem) shares at the net asset value of a share
Forum Shareholder Services,  LLC ("NAV")  next calculated after the Transfer Agent receives your request in
P.O. Box 446                              proper form.  For instance,  if the Transfer Agent receives your purchase
Portland,  Maine 04112                    request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV.  The Fund cannot accept
TELEPHONE US AT:                          orders that request a particular day or price for the transaction or any
(888) 263-5594 (Toll Free)                other special conditions.
(207) 879-0001

WIRE INVESTMENTS (OR ACH                  The Fund does not issue share certificates.
PAYMENTS) TO US AT:
Bankers Trust Company                     If you purchase shares directly from the Fund, you will receive quarterly
New York, New York                        statements and a confirmation of each transaction.  You should verify the
ABA #021001033                            accuracy of all transactions in your account as soon as you receive your
FOR CREDIT TO:                            confirmations.
Forum Shareholder Services, LLC
Account # 01-465-547                      The Fund reserves the right to waive minimum investment amounts and
Re: Polaris Global Value Fund             may temporarily suspend (during unusual market conditions) or discon-
(Your Name)                               tinue any service or privilege.
(Your Account Number)

                                         WHEN AND HOW NAV IS DETERMINED The Fund calculates  its NAV as of the  close of the New York Stock  Exchange  (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock  Exchange is closed. The time at which NAV is calculated may change  in  case of an emergency.  The Fund's NAV is  determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then  dividing  the result (net assets) by the number of shares outstanding.  The Fund values securities for which market quotations are readily available at current market value.  If market quotations are not readily  available, then the  Fund  values  securities  at fair value under procedures adopted by the Board.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institu-tion may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investment amounts or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your invest-ment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

         CHECKS For individual, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Polaris Global Value Fund" or to one or more owners of the account and endorsed to "Polaris Global Value Fund." For all other accounts, the check must be made payable on its face to "Polaris Global Value Fund." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

         ACH PAYMENT Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days to settle. Your financial institution may charge you a fee for this service.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                                                 MINIMUM INITIAL             MINIMUM ADDITIONAL
                                                                   INVESTMENT                    INVESTMENT
Standard Accounts                                                     $2,500                        $250
Traditional and Roth IRA Accounts                                     $2,000                        $250
Accounts with Automatic Investment Plans                                $250                        $250



ACCOUNT REQUIREMENTS

            TYPE OF ACCOUNT                                              REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT                       o Instructions must be signed by all persons
ACCOUNTS:                                                         required to sign exactly as their names appear on
Individual accounts are owned by one per-                         the account
son, as are sole proprietorship accounts.
Joint accounts can have two or more owners
(tenants)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA):                     o Depending on state laws, you can set up a
These custodial accounts provide a way to                         custodial account under the UGMA or the UTMA
give money to a child and obtain tax bene-                      o The trustee must sign instructions in a manner
fits.  An individual can give up to $10,000                       indicating trustee capacity
a year per child without paying Federal
gift tax

BUSINESS ENTITIES                                               o For entities with officers, provide an origi-
                                                                  nal or certified copy of a resolution that
                                                                  identifies the authorized signers for the
                                                                  account
                                                                o For entities with  partners or other interest-
                                                                  ed parties, provide a certified partnership
                                                                  agreement or organizational document, or
                                                                  certified pages from the partnership agree-
                                                                  ment  or organizational document, that
                                                                  identifies the partners or interested parties

TRUSTS                                                          o The trust must be established before an
                                                                  account can be opened
                                                                o Provide a certified trust document, or the
                                                                  pages from the trust document, that
                                                                  identify the trustees



INVESTMENT PROCEDURES

TO OPEN AN ACCOUNT                                           TO ADD TO YOUR ACCOUNT

BY CHECK                                                     BY CHECK
o Call or write us for an account                            o Fill out an investment slip from a
  application                                                  confirmation or write us a letter
o Complete the application                                   o Write your account number on your
o Mail us your application and a check                         check
                                                             o Mail us the slip (or your letter) and
                                                               the check

BY WIRE                                                      BY WIRE
o Call or write us for an account                            o Call to notify us of your incoming wire
  application                                                o Instruct your bank to wire your money
o Complete the application                                     to us
o Call us and we will assign you an account
  number
o Mail us your application
o Instruct your bank to wire your money
  to us

BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT
o Call or write us for an account                            o Complete the systematic investment
  application                                                  section of the application
o Complete the application                                   o Attach a voided check to your application
o Call us and we will assign you an account                  o Mail us the completed application
  number
o Mail us your application
o Make an ACH payment

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates or on a quarterly basis. These payments are taken from your bank account by ACH pay-ment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in exces-sive trading (usually defined as more than four redemptions or exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH payments at full value, subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account maintained with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Generally, the Fund will send redemption proceeds to you within a week of receiving your request in proper form. Delays may occur in cases of very large redemp-tions, excessive trading or during unusual market conditions. The Fund may delay sending redemption proceeds until it has collected payment for the shares you are selling, which may take up to 15 calendar days.


TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the  redemption  proceeds
o Obtain a signature  guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and  documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call  us  with  your  request  (unless  you  declined  telephone redemption privileges) - ( See "By
  Telephone") Or
o Mail us your request (See "By Mail")

BY TELEPHONE
o Call us with your request (unless you declined telephone  redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you Or
  o Wired to you (unless you declined wire redemption privileges) - ( See "By Wire")

SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account applica-tion. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent tele-phone order as long as the Transfer Agent takes reasonable measures to verify the order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date or on a quarterly basis. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guar-antee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:
o Sales of over  $50,000  worth of shares
o Changes to a shareholder's  record name or address
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption proceeds to an account with a different reg-istration (name or ownership) from yours
o Changes to systematic investment or withdrawal, distribution, telephone redemption or exchanges option or any other election in connection with your account

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduc-tion in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

LOST   ACCOUNTS  The  Transfer   Agent  will   consider  your  account lost if
correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding
(unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically regis-tered accounts (name(s), address and taxpayer ID number). There is cur-rently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


                                HOW TO EXCHANGE

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account numbers
  o The names of the funds from which you are exchanging and into which you are exchanging
  o The  dollar  amount or number of shares you want to sell (and exchange)
o Open a new account and  complete an account  application  if you are requesting different shareholder privileges
o Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Before investing in any IRA or other retirement plan, you should con-sult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

[WINKEL TRIPEL CARTOGRAPH LOGO]                              OTHER INFORMATION

DISTRIBUTIONS

The Fund distributes its net investment income and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distribu-tions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. The Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regard-less of how long you have held your Fund shares.

The Fund's distribution of net income generated by investments in for-eign securities may be subject to foreign income or other taxes.

If you buy shares shortly before the Fund makes a capital gain distribu-tion, you may pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you.

The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

The Fund will send you information about the income tax status of dis-tributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.


ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as approval of an advisory agreement for a fund). From time to time, large shareholders may control the Fund or the Trust.

[WINKEL TRIPEL CARTOGRAPH LOGO]                           FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. The Fund's financial state-ments and the auditor's report are included in the Fund's Annual Report dated May 31, 1999, which is available upon request, without charge.


                                                                                       YEAR ENDED
                                                                                     MAY 31, 1999(A)

SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                                                          $10.00
Income from Investment Operations:
  Net Investment Income                                                                       0.06
  Net Realized and Unrealized Gain
   (Loss) on Investments                                                                     (1.27)
Total from Investment Operations                                                             (1.21)
Less Distributions:
  From Net Investment Income                                                                 (0.04)
  From Net Realized Capital Gain                                                             (0.14)
Total Distributions                                                                          (0.18)
Ending Net Asset Value Per Share                                                             $8.61
OTHER INFORMATION
Ratios to Average Net Assets:
  Expenses                                                                                    1.75%
  Gross Expenses(b)                                                                           2.06%
  Net Investment Income (Loss)                                                                0.63%
Total Return                                                                                (11.95)%
Portfolio Turnover Rate                                                                      50.68%
Net Assets at End of Period                                                                $19,388
   (in thousands)

(a)  The Fund commenced operations on June 1, 1998.
(b)  Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.


NOTES:



FOR MORE INFORMATION

            The following documents are available free upon request:

                           ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is contained in the Fund's annual and semi-
annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

 You can get a free copy of both reports and the SAI, request other information and discuss your questions about the Fund by contacting the Funds at:

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                  888-263-5594
                                  207-879-0001

 You can also review the Fund's reports and the SAI at the Public Reference Room of the Securities
 and Exchange Commission. You can get copies, for a fee, by writing the following:


                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-6009

 The scheduled hours of operation of the Public Reference Room may be obtained by calling the
 Commission at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the
              Commission's Internet website at http://www.sec.gov.





                            Polaris Global Value Fund
                           http://www.polarisfunds.com

                    Investment Company Act File No. 811-3023

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1999




                              INVESTORS EQUITY FUND
                                EQUITY INDEX FUND


INVESTMENT ADVISERS:

         H.M. Payson & Co.
         One Portland Square
         P.O. Box 31
         Portland, Maine 04112

         Norwest Investment Management, Inc.
         Norwest Center, Sixth Street and Marquette
         Minneapolis, Minnesota 55749

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112
         (800) 943-6786
         (207) 879-0001



This Statement of Additional Information (the "SAI") supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering shares of Investors Equity Fund and Equity Index Fund (the "Funds"), two separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial Statements for the Funds for the year ended May 31, 1999, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

                                TABLE OF CONTENTS

Glossary.....................................................................1

1. Investment Policies And Risks.............................................3

2. Investment Limitations...................................................12

3. Performance Data And Advertising.........................................16

4. Management...............................................................20

5. Portfolio Transactions...................................................25

6. Additional Purchase And Redemption Information...........................28

7. Taxation.................................................................30

8. Other Matters............................................................34

Appendix A - Description Of Securities Ratings.............................A-1

Appendix B - Miscellaneous Tables..........................................B-1

Appendix C - Performance Data..............................................C-1

Appendix D - Additional Advertising Materials..............................D-1

                                    GLOSSARY


As used in this SAI, the following terms have the meanings listed.


"Adviser" means each of Payson, Peoples and Norwest.


"Board" means the Board of Trustees of Forum Funds.

"CFTC" means the Commodity Futures Trading Commission.

"Core Trust" means Core Trust (Delaware), a Delaware business trust.

"Core Trust Board" means the Board of Trustees of Core Trust (Delaware).


"FAdS" means Forum Administrative Services, LLC, each Fund's administrator.

"FAcS" means Forum Accounting Services, LLC, each Fund's fund accountant.

"FFS" means Forum Fund Services, LLC, each Fund's distributor.

"FSS" means Forum Shareholder Services, LLC, each Fund's transfer agent.

"FFSI" means Forum Financial Services, Inc., each Fund's distributor prior to March 1, 1999.

"Fund" means Equity Index Fund and Investors Equity Fund.


"Fund Business Day" has the meaning ascribed thereto in the Funds' current Prospectus.

"IRS" means Internal Revenue Service.


"Moody's" means Moody's Investor Service.


"NRSRO" means a nationally recognized statistical rating organization.

"Norwest" means Norwest Investment Management, Inc.

"Norwest Bank" means Norwest Bank Minnesota, N.A.


"Payson" means H. M. Payson & Co.

"Peoples" means Peoples Heritage Bank.


"Portfolio" means Index Portfolio.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.


"S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.


"Trust" means Forum Funds, a Delaware business trust.


"U.S. Government Securities" means a debt security issued or guaranteed by the United States, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                        1. INVESTMENT POLICIES AND RISKS



Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that each Fund may make.

A.       SECURITY RATINGS INFORMATION

A Fund's investments in convertible securities or other fixed income securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund generally invests in: (1) convertible or other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. A Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       EQUITY SECURITIES


1.       COMMON AND PREFERRED STOCK

GENERAL. Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.


Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities, however, are typically issued by smaller capitalized companies whose stock price may be volatile. In addition, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


3.       WARRANTS


GENERAL. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Each Fund will limit its purchases of warrants (at the time of investment) to not more than 5% of the value of its net assets (other than those that have been acquired in units or attached to other securities). No more than 2% of a Fund's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchange.


RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If a warrant is not exercised within the specified time period, it becomes worthless.

4.       DEPOSITARY RECEIPTS


GENERAL. Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other similar securities of foreign issuers in order to obtain exposure to foreign securities markets. Depositary receipts are receipts for shares of a foreign-based company and they evidence ownership of the underlying securities issued by that foreign company. ADRs typically are issued by a U.S. bank or trust company and are designed for use in U.S. securities markets. EDRs are receipts issued by a European financial institution and are designed for use in European securities markets. Investors Equity Fund expects to limit foreign investments to less than 10% of its total assets.


RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.       FIXED INCOME INVESTMENTS

Equity Index Fund may invest in the following:


1.     VARIABLE AND FLOATING RATE SECURITIES


The Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.


Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.       FINANCIAL INSTITUTION OBLIGATIONS

The  Fund  may  invest  in  obligations  of  financial  institutions,  including
certificates  of  deposit,  bankers'  acceptances,   time  deposits,  and  other
short-term debt obligations.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Funds' rights to transfer a beneficial interest in the deposits to third parties.

3.       COMMERCIAL PAPER

The Fund may invest in commercial paper. Companies issue commercial paper to finance their current obligations. Commercial paper is short-term unsecured promissory notes and usually has a maturity of less than 9 months.

4.       RISKS


GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by a Fund may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


CREDIT RISK. The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, the Funds may onlygenerally invests in
(1) convertible debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase.or in the top two short-term rating categories by an NRSRO. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

D.       TEMPORARY DEFENSIVE POSITION

Each Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, commercial paper, time deposits, banker's acceptances and certificates of deposit, repurchase agreements and money market mutual funds. The money market instruments in which a Fund may invest have variable and floating rates of interest.

E.       OPTIONS AND FUTURES


1.       GENERAL


Equity Index Fund may purchase or write (sell) put and call options on stock index futures. The Fund may employ these investment strategies to enhance the Fund's performance or to hedge against a decline in the value of securities owned by the Fund. The Fund may purchase put and call options written by others and may write covered options which are exchange-traded or over-the-counter options. An option is "covered" if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds an offsetting call on the same instrument or index as the call written. The Fund invests (purchase and sell) in futures and options for hedging purposes.



2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.


OPTIONS ON INDICES. A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the

Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

INDEX FUTURES CONTRACTS. The Fund may invest in stock index futures contracts . A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the securities comprising the index is made. Generally these futures contracts are closed out prior to the expiration date of the contracts.

OPTIONS AND FUTURES CONTRACTS The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, the Fund risks the loss of the premium paid for the option. An option on a futures contract gives the purchaser a right to assume a position in a futures contract rather than to purchase or sell stock. Upon excercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the excercise price of the option in the future.

3.   RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.


Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

4.       OPTIONS AND FUTURES LIMITATIONS

The Fund may enter into futures contracts if the aggregate of initial margin deposits for all open futures positions does not exceed 5%. The Funds may not purchase a call or put option of futures contracts if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased.

The Fund will not sell a put option if the excercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call if the excercise value of all calls written would exceed the value of the Fund's assets In addition, the current market value of all open futures positions held by the Fund will not exceed 5% of its total assets. Finally, the Fund will not buy an option if as a result, more than 5% of the value of the Fund's total assets would be so invested.


F.       ILLIQUID AND RESTRICTED SECURITIES


1.       GENERAL


Each Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, except as otherwise determined by the Adviser ("restricted securities").

2.       RISKS


Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.



3.       DETERMINATION OF LIQUIDITY


The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

G.       FOREIGN SECURITIES

Investors Equity Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of your assets.


Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by Investors Equity Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and Investors Equity Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S.
dollars required to meet such expenses.

H.       REPURCHASE AGREEMENTS


1.       GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, each Fund's custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2.       RISKS


Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

I.       LEVERAGE TRANSACTIONS

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis and the use of swaps and related agreements are transactions that result in leverage. Each Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors a potentially higher return.


1.       BORROWING


Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of a Fund's total assets. Each Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of a Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of a Fund's total assets.

Equity Index Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of a Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's net asset value per share. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.


2.       SECURITIES LENDING

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund will limit securities lending to not more than 33 1/3% of the value of its total asset.

3.       WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Each   Fund   may   purchase   securities   offered   on  a   "when-issued"   or
"delayed-delivery" basis and may purchase or sell securities on a "forward commitment" (including "dollar roll" transactions) basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Equity Index Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

4.       DOLLAR ROLL TRANSACTIONS

Equity Index Fund may enter into dollar roll transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by a dealer for the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.


5.       RISKS


Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of a Fund may magnify losses incurred by a Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund's securities. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense incurred, if any, leverage will result in higher current net investment income for a Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, a Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

J.       CORE AND GATEWAY(R)

Equity Index Fund currently seeks to obtain its investment objective through the Core and Gateway(R) structure. Investors Equity Fund may at some point in the future seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders.



                           2. INVESTMENT LIMITATIONS


For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and a Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS


Each  Fund  has  adopted  the  following  investment   limitations,   which  are
fundamental policies of the Fund. Each Fund may not:


INVESTORS EQUITY FUND

1.       DIVERSIFICATION


With respect to 75% of its assets, purchase a security if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. This restriction does not apply to securities issued by the U.S.

Government, its agencies or instrumentalities.

2.       CONCENTRATION


Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.


3.       ILLIQUID SECURITIES


Invest more than 15% of its assets in "illiquid securities," which are securities that cannot be disposed of within seven days at their current value. For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below: (1) "restricted securities," which are securities that cannot be resold to the public without registration under the Federal Securities laws and (2) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.


4.       BORROWING MONEY


Borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).


5.       PURCHASES AND SALES OF REAL ESTATE


Purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.


6.       MAKING LOANS


Lend money except in connection with the acquisition of that portion of publicly distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.


7.       PURCHASES AND SALES OF COMMODITIES


Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract).


8.       UNDERWRITING ACTIVITIES


Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.


9.       ISSUANCE OF SENIOR SECURITIES


Issue senior securities except to the extent permitted by the 1940 Act.


10.      INVESTING FOR CONTROL

No Find may make investments for the purpose of excercising control over management.

EQUITY INDEX FUND

1.       DIVERSIFICATION


With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if as a result: (1) more than 5% of its assets would be invested in the securities of any single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


2.       CONCENTRATION


Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone.


3.       BORROWING MONEY


Borrow money from a bank for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

4.       PURCHASES AND SALES OF REAL ESTATE


Purchase or sell real estate, any interest therein or real estate limited partnership interests, except that the Funds may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.


5.       MAKING LOANS


Make loans, except the Fund may enter into repurchase agreements,  purchase debt
securities  that  are  otherwise   permitted   investments  and  lend  portfolio
securities.


6.       PURCHASE AND SALE OF COMMODITIES


Purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities provided that currency and currency-related contracts and contracts on indices are not be deemed to be physical commodities.


7.       UNDERWRITING ACTIVITIES


Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.


8.       ISSUANCE OF SENIOR SECURITIES


Issue senior securities except to the extent permitted by the 1940 Act.


B.       NONFUNDAMENTAL LIMITATIONS


Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may :


INVESTORS EQUITY FUND

1.       BORROWING


Not borrow money or enter into leverage transactions if, as a result, the total of borrowings and liabilities under leverage transactions (other than for temporary or emergency purposes), would exceed an amount equal to 5% of the Fund's total assets. The Fund may not purchase or otherwise acquire any security if the total of borrowings and liabilities under leverage transactions would exceed an amount equal to 5% of the Fund's total assets.


2.       EXERCISING CONTROL OF ISSUERS


Not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.


3.       SHORT SALES AND PURCHASING ON MARGIN


Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.       SECURITIES OF INVESTMENT COMPANIES


Not invest in the securities of any investment company except to the extent permitted by the 1940 Act.


5.       OPTIONS AND FUTURES CONTRACTS


Invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts. The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.


EQUITY INDEX FUND

1.       BORROWING

Borrowing for other than temporary or emergency purposes of meeting redemption requests is limited to 5% of the value of the Fund's net assets. Where the Fund establishes a segregated account to limit the amount of leveraging with respect to certain investment techniques, the Fund does not treat those techniques as involving borrowings for purposes of this limitation.

2.       ILLIQUID SECURITIES


Not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("restricted securities").


3.       SECURITIES OF INVESTMENT COMPANIES


Not invest in securities of another investment company, except to the extent permitted by the 1940 Act.


4.       SHORT SALES AND PURCHASING ON MARGIN


Not purchase securities on margin or make short sales of securities (except short sales against the box) except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. The Fund may not enter into short sales if, as a result, more than 25% of the value of the Fund's total assets would be so invested or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.


5.       UNSEASONED ISSUERS


Not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that the Fund may invest all or a portion of its assets in another diversified, open-end management company with substantially the same investment objective, policies and restrictions as the Fund.


6.       PLEDGING


Not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings.

7.       LENDING OF PORTFOLIO SECURITIES


Not lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets.


8.       OPTIONS AND FUTURES CONTRACTS


Not purchase an option, if, as a result, more than 5% of the value of the Fund's total assets would be so invested.


9.       WARRANTS


Not invest in warrants if: (1) more than 5% of the value of the Fund's net assets would be invested in warrants (valued at the lower of cost or market)); or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange; provided, that warrants acquired by the Fund attached to securities are deemed to have no value.



                      3. PERFORMANCE DATA AND ADVERTISING


A.       PERFORMANCE DATA

A Fund may quote  performance  in  various  ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., IBC Financial Data, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o   The performance of other mutual funds.


     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value INdex, the Russell 2500TM Index, the Morgan Stanley - Europe, Australia, Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.


Performance information may be presented numerically or in a table, graph, or similar illustration.


Indices are not used in the management of a Fund but rather are standards by which the Funds' Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.


The Funds may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Funds' performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS


A Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for each Fund.


1.       SEC YIELD

Standardized SEC yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

Yield is calculated according to the following formula:
              a - b     6
   Yield = 2[(------ + 1)  - 1]
               cd
   Where:
            a        =        dividends and interest earned during the period
            b        =        expenses accrued for the period (net of
                              reimbursements)

            c        =        the  average  daily  number of shares
                              outstanding  during the period that were
                              entitled to receive dividends
            d        =        the maximum offering price per share on the last
                              day of the period

2.       TOTAL RETURN CALCULATIONS


A Fund's total return shows its overall change in value, including changes in share price and assuming that all of the Fund's distributions are reinvested.


Total return figures may be based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

 P(1+T)n = ERV

 Where:
          P        =        a hypothetical initial payment of $1,000
          T        =        average annual total return
          N        =        number of years
          ERV      =        ending  redeemable  value:  ERV is the  value,  at
                            the  end of the  applicable
                            period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         A Fund may quote unaveraged or cumulative total returns that reflect a Fund's performance over a stated period of time.

         Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

   PT = (ERV/P-1)

   Where:
            PT       =        period total return
            The other definitions are the same as in average annual total return above

C.       OTHER MATTERS


A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of a Fund's portfolio managers and the portfolio management staff of a Fund's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates; and (10) a comparison of a Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.


As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.


A Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month in a Fund for a period of six months the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                       8.33
                  3                       $100                        $15                       6.67
                  4                       $100                        $20                       5.00
                  5                       $100                        $18                       5.56
                  6                       $100                        $16                       6.25
                                          ----                        ---                       ----
                           TOTAL                     AVERAGE                        TOTAL
                           INVESTED          $600    PRICE              $15.17      SHARES         41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" that serve to provide shareholders or investors with an introduction to the Fund's, the Trust's or any of the Trust's service provider's policies or business practices




                                       19




                                 4. MANAGEMENT


A.       TRUSTEES AND OFFICERS

The Trust

The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*). The Board supervises the Funds' activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

-------------------------------------------- ----------------------------------------------------------------------
NAME, POSITION WITH THE TRUST,               PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                    PAST 5 YEARS
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------


John Y. Keffer*, Chairman and President      President, Forum Financial Group, LLC (a mutual fund services
Born:  July 15, 1942                         holding company)
Two Portland Square                          President, Forum Fund Services, LLC (Trust's underwriter)
Portland, Maine 04101                        President, Forum Investment Advisors, LLC (an adviser to the Trust)

-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
Costas Azariadis, Trustee                    Professor of Economics, University of California-Los Angeles
Born:  February 15, 1943
Department of Economics
University of California
Los Angeles, CA 90024
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
James C. Cheng, Trustee                      President, Technology Marketing Associates
Born:  July 26, 1942                         (marketing company for small and medium size businesses in New
27 Temple Street                             England)
Belmont, MA 02718
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
J. Michael Parish, Trustee                   Partner, Thelen Reid & Priest LLP (law firm) since 1995
Born:  November 9, 1943                      Partner, Winthrop Stimson Putnam & Roberts (law firm) from 1989-1995
40 West 57th Street
New York, NY 10019
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
David I. Goldstein, Vice President           General Counsel, Forum Financial Group, LLC
Born:  August 3, 1961                        Secretary, Forum Fund Services, LLC
Two Portland Square                          Secretary, Forum Investment Advisors, LLC
Portland, Maine 04101
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
Stacey Hong, Treasurer                       Director, Fund Accounting, Forum Financial Group, LLC
Born:  May 10, 1966
Two Portland Square
Portland, Maine 04101
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------
Dawn Taylor, Asst. Treasurer                 Manager/Senior  Tax  Specialist,  Tax  Department,   Forum  Financial
Born:  May 14, 1964                          Group, LLC since 1997
Two Portland Square                          Senior Tax Accountant, Pardy Bingham & Burrell during 1997
Portland, Maine 04101                        Senior Tax Specialist, Forum Financial Group, LLC from 1994 to 1997
-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------

Leslie K. Klenk, Secretary                   Counsel, Forum Financial Group, LLC since 1998
Born:  August 24, 1964                       Vice President/Associate General Counsel, Smith Barney Inc.
Two Portland Square                          (brokerage firm) from 1993 through 1998
Portland, Maine 04101

-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------

Heidi A. Hoefler, Asst. Secretary            Staff Attorney, Forum Financial Group since 1998
Born:  October 23, 1963                      Legal Intern, Unum from 1996-1997
Two Portland Square                          Law Student, University of Maine School of Law from 1994-1997
Portland, Maine 04101

-------------------------------------------- ----------------------------------------------------------------------
-------------------------------------------- ----------------------------------------------------------------------

Pamela Stutch, Asst. Secretary               Senior Fund Specialist, Forum Financial Group, LLC since 1998
Born:  June 29, 1967                         Law Student, Temple University from 1994-1997
Two Portland Square
Portland, Maine 04101

-------------------------------------------- ----------------------------------------------------------------------

The following trustees and officers hold the same positions with other investment companies that are considered part of a "Fund Complex." A Fund Complex is comprised of two or more investment companies that (1) hold themselves out to investors as related for purposes of investment and investor services (2) share a common investment adviser or (3) have an investment adviser that is an affiliate of an adviser to another investment company.

Trustee or Officer                           Position
------------------                           ---------------------------------
John Y. Keffer                               Trustee and President, The Cutler Trust
                                             Chairman and President, Core Trust (Delaware)
                                             Trustee, Memorial Funds

Costas Azariadas                             Trustee, Core Trust (Delaware)

James C. Cheng                               Trustee, Core Trust (Delaware)

J. Michael Parish                            Trustee, Core Trust (Delaware)

David I. Goldstein                           Vice President, Core Trust (Delaware)

Stacey Hong                                  Treasurer, Core Trust (Delaware)


Core Trust

The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*). The Board supervises the Funds' activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

Name, Position with the Trust                Principal Occupation(s) During
       Age and Address                                 Past 5 Years
-----------------------------                --------------------------------
John Y. Keffer*, Chairman & President

Costas Azariadas, Trustee

James C. Cheng, Trustee

J. Michael Parish, Trustee

Thomas G. Sheehan, Vice President            Managing Director-Forum Financial Group
Born: July 15, 1954
Two Portland Square
Portland, ME 04101

Stacey Hong, Treasurer

Dawn Taylor, Asst. Treasurer

David I. Goldstein, Secretary

Don Evans, Asst. Secretary                   Counsel, Forum Financial Group, since 1995
                                             Associate, Bisk & Lutz during 1995
                                             Associate, Weiner & Strother from 1990 to
                                             1995

Heidi A. Hoefler, Asst. Secretary

Leslie K. Klenk, Asst. Secretary

Pamela Stutch, Asst. Secretary

B.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and $1,000 for each audit committee meeting attended on a date when a Board meeting is not held. In addition to the $1,000 for each Board meeting attended, each Trustee is paid $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board.


Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Trust is compensated by the Trust.

The following table sets forth the fees to paid to each Trustee by the Trust for the fiscal year ended May 31, 1999.

                                                            TOTAL COMPENSATION
                             COMPENSATION FROM TRUST            TRUST AND
TRUSTEE                                                      FUND COMPLEX(1)
John Y. Keffer                          $0                          $0
Costas Azariadis                     $834.57                     $876.46
James C. Cheng                       $834.57                     $876.46
J. Michael Parish                    $834.57                     $876.46

(1) These figures include Equity Index Fund's portion of Index Portfolio's fees to the Core Trust Trustees.


C.       INVESTMENT ADVISER

SERVICES OF ADVISER

INVESTORS EQUITY FUND


Payson serves as investment Adviser to Investors Equity Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary to manage the Fund's investments and effect portfolio transactions for the Fund.


Payson has entered into an investment subadvisory agreement with Peoples Heritage Bank ("Peoples") under which Peoples exercises certain investment discretion over the assets (or a portion of assets) of Investors Equity Fund. Subject to the general supervision of the Board, Peoples is responsible for, among other things, developing a continuing investment program for Investors Equity Fund in accordance with its investment objective and reviewing the investment strategies and policies of Investors Equity Fund.

EQUITY INDEX FUND


Norwest is the investment adviser to the Index Portfolio, in which Equity Index Fund invests, and is required to furnish at its expense all services, facilities and personnel necessary to manage the investments of, and effect portfolio transactions for that Portfolio.

OWNERSHIP OF ADVISERS

Payson is a privately owned company incorporated in 1987 under the laws of the State of Maine.


Peoples is a subsidiary of Peoples Heritage Financial Group, a multi-bank holding company.


NIM is a subsidiary of Norwest Bank. Norwest Bank is a subsidiary of Wells Fargo & Company, a national bank holding company.

FEES


The Advisers' fees are calculated as a percentage of a Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from a Fund, the Advisers may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to its Adviser, the amount of fees waived by the Advisers, and the actual fees received by the Advisers. The data are for the past three fiscal years.


1.       OTHER PROVISIONS OF ADVISER'S AGREEMENT


The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust regarding the Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, Payson is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties.


D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR


FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to March 1, 1999, Forum Financial Services, Inc.
(FFSI) was the distributor of each Fund pursuant to similar terms and compensation.

FFS, FAdS, FAcS and the Transfer Agent are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.


FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.


FFS may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Funds are sold with sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.


Pursuant to the Distribution Agreement, FFS receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. Table 2 in Appendix B shows the aggregate sales charges paid to FFSI, the amount of sales charge reallowed by FFSI, and the amount of sales charge retained by FFSI. The data are for the past three years (or shorter depending on a Fund's commencement of operations).

OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT


The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Funds' Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.


E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR


As administrator, pursuant to an agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.


For its services, FAdS receives a fee from each Fund at an annual rate of 0.20% of the average daily net assets of each Fund. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.


The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by each Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data are for the past fiscal year (or shorter period depending on a Fund's commencement of operations).


2.       FUND ACCOUNTANT


As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund and preparing the Fund's financial statements and tax returns.


For its services, FAcS receives a fee from each Fund at an annual rate of $36,000 plus $2,200 for the preparation of tax returns and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Funds and is paid monthly based on the transactions and positions for the previous month.


The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Funds to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations).


3.       TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.


For its services, the Transfer Agent receives with respect to each Fund 0.25% of the average daily net assets of the Fund, an annual fee of $12,000 and $18 per shareholder account. The fee is accrued daily by each Fund and is paid monthly based on the average net assets for the previous month.


The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agency Agreement, the Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Funds to FSS, the amount of the fee waived by FSS, and the actual fees received by FSS. The data are for the past three fiscal years (or shorter period depending on a Fund's commencement of operations.).


4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of a Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005 passes upon legal matters in connection with the issuance of shares of the Trust.


6.            INDEPENDENT AUDITORS

Deloitte  &  Touche  LLP  200  Berkeley  Street,   Fourteenth  Floor,  Boston,
Massachusetts 02116, independent auditors, have been selected as auditors for the Funds. The auditors audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of the Funds and the Funds' tax returns.

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent auditors for Index Portfolio, in which Equity Index Fund invests.


                           5. PORTFOLIO TRANSACTIONS


A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.


Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID


Table 6 in Appendix B shows the aggregate brokerage commissions paid by Investors Equity Fund as well as the aggregate brokerage commissions paid by the Fund to an affiliate of the Fund or its Adviser. Equity Index Fund does not pay brokerage commissions directly as it invests substantially all of its assets in the Portfolio. The data presented are for the past three fiscal years (or shorter period depending on when a Fund commenced operations). The table also indicates the reason , if any, for any material change in the amount of brokerage commissions paid by the Investors Equity Fund in the last three years (or shorter depending on when the Fund commenced operations).


C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES


The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. Neither Fund has any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.


1.       CHOOSING BROKER-DEALERS


The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).


2.       OBTAINING RESEARCH FROM BROKERS


The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser in connection with the Funds. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions in which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.


COUNTERPARTY RISK


The Adviser monitors the creditworthiness of counterparties to its Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


TRANSACTIONS THROUGH AFFILIATES


The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.


OTHER ACCOUNTS OF THE ADVISER


Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


3.       PORTFOLIO TURNOVER


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.


D.       SECURITIES OF REGULAR BROKER-DEALERS


From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular broker and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.


               6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


A.       GENERAL INFORMATION


You may purchase or redeem shares or request any shareholder privilege in person at the offices of Forum Shareholder Services, LLC located at Two Portland Square, Portland, Maine 04101.


The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.

Each Fund reserves the right to refuse any purchase request.


Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).


1.       IRAS


All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.


2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.    PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION


A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.


1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.       REDEMPTION-IN-KIND


Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


D.       NAV DETERMINATION


In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).


E.       DISTRIBUTIONS


Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.


F.       SALES CHARGES

1.       REDUCED SALES CHARGES


You may qualify for a reduced sales charge on purchases of a Fund under rights of accumulation ("ROA") or a letter of intent ("LOI"). If you qualify under the ROA, the sales charge you pay is based on the total of your current purchase and the net asset value (at the end of the previous fund business day) of shares that you already hold. To qualify for ROA on a purchase, you must inform the transfer agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount. You may also enter into a LOI, which expresses your intent to invest $100,000 or more in a Fund within a period of 13 months. Each purchase under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Fund as if such purchases were executed in a single transaction.


2.       ELIMINATION OF SALES CHARGES

No sales charge is assessed on the reinvestment of a Fund's distributions. No sales charge is assessed on purchases made for investment purposes or on redemptions by:

o Any bank, trust company, savings association or similar institution with whom the distributor has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan)
o Any registered investment adviser with whom the distributor has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts
o Any broker-dealer with whom the distributor has entered into a Fee-Based Wrap Account Agreement or similar agreement and which is acting on behalf if its fee-based program clients

o   Trustees and officers of the Trust; directors, officers and full-time
    employees  of  the  Adviser, the    distributor,    any   of   their
    affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such
    person;  any trust or  individual retirement   account  or  self-employed
    retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

o Any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment
o Persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program
o Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended.

Each Fund requires appropriate documentation of an investor's eligibility to purchase or redeem Fund shares without a sales charge. Any shares so purchased may not be resold except to that Fund.


                                  7. TAXATION


The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.


This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.


ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISER AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.


A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is May 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income (that is, net investment income and capital gain net income) for the tax year. (Certain distributions made by a
    Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or  more  issuers  which  the  Fund controls  and which are  engaged in
    the  same  or  similar   trades  or businesses.

2. FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each tax year. These distributions are taxable to you as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividend-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, it will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

If you purchase shares of a Fund just prior to a distribution, you will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If you hold shares for six months or less and redeem shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.


You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


C.   CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS


For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by a Fund give rise to short-term capital gains at the time of expiration. When a Fund exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.


Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains or losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

D.       FEDERAL EXCISE TAX


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of each Fund's income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.


For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING


A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.


G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, capital gain distributions from a Fund, and amounts retained by a Fund that are designated as undistributed capital gain.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.       STATE AND LOCAL TAXES


The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from each Fund and the applicability of state and local taxes and related matters.


                                8. OTHER MATTERS


A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                                    Investors Equity Fund
BIA Growth Equity Fund                                       Investors Growth Fund
BIA Small-Cap Growth Fund                                    Investors High Grade Bond Fund
Daily Assets Cash Fund(1)                                    Maine Municipal Bond Fund
Daily Assets Government Fund(1)                              New Hampshire Bond Fund
Daily Assets Government Obligations Fund(1)                  Payson Balanced Fund
Daily Asset Municipal Fund(1)                                Payson Value Fund
Daily Assets Treasury Obligations Fund(1)                    Polaris Global Value Fund
Equity Index Fund                                            TaxSaver Bond Fund
Investors Bond Fund

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST


EACH SERIES OR CLASS OF THE TRUST MAY HAVE A DIFFERENT EXPENSE RATIO AND ITS EXPENSES WILL AFFECT EACH CLASS' PERFORMANCE. FOR MORE INFORMATION ON ANY OTHER CLASS OF SHARES OF A FUND, INVESTORS MAY CONTACT THE TRANSFER AGENT.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS


Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.


Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust or certain series to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.


B.       FUND OWNERSHIP

As of September 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a Fund. These shareholders and any shareholder known by the Funds to own beneficially 5% or more of a Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 1, 1999, the following persons beneficially or of record owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


CONTROLLING PERSON INFORMATION


INVESTORS EQUITY FUND


SHAREHOLDER                                    PERCENTAGE OF
                                               SHARES OWNED


Babb & Co. (incorporated in New Hampshire)        91.37%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

EQUITY INDEX FUND

SHAREHOLDER                                    PERCENTAGE OF
                                               SHARES OWNED

Allagash & Co. (incorporated in Maine)            55.38%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

Allagash & Co. (incorporated in Maine)            41.83%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302


Bank of New Hampshire is the parent company of Babb & Co. Peoples Heritage Bank is the parent company of Allagash & Co.

LIMITATIONS  ON  SHAREHOLDERS'  AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Forum Fund's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS


The financial statements of Investors Equity Fund, Equity Index Fund and Index Portfolio of Core Trust for the year ended May 31, 1999 which are included in the Funds' Annual Report to Shareholders dated May 31, 1999 are incorporated herein by reference These financial statements include the schedules of investments, statement of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' reports.



F.       REORGANIZATION OF INDEX PORTFOLIO

On April 21, 1999 the Core Trust Board approved an Agreement and Plan of Reorganization whereby the Portfolio, among other series of the Core Trust, will reorganize into a separate series of Wells Fargo Core Trust, another open-end management investment company, that has substantially similar investment objectives and policies. The reorganization is part of a plan to consolidate the mutual fund families of Wells Fargo & Company and Norwest Corporation following last November's merger and to centralize their management as well as the management of the portfolios of Core Trust under one Board of Directors. Pursuant to the Trust's Trust Instrument, the reorganization does not require the approval of the Portfolios' interestholders. THe reorganization is expected to occur as soon as reasonably possible. The reorganization is expected to be a tax-free transaction.


The names of the Trustees and officers of Wells Fargo Core Trust, their positions with Wells Fargo Core Trust, age and principal occupations during the past five years are set forth below. The address of each, unless otherwise indicated is 111 Center Street, Little Rock, Arkansas 72201. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Wells Fargo Core Trust is indicated by an asterisk (*).


Name, Age and Address                  Position                   Principal Occupations
                                                                  During Past 5 Years
---------------------                  ----------                ------------------------

*Robert C. Brown, 65                   Trustee                    Director, Federal Farm Credit Banks Funding
1431 Landings Place                                               Corporation and Farm Credit System
Sarasota, FL 34231                                                Financial Assistance Corporation since
                                                                  February 1993.

Donald H. Burkhardt, 70                Trustee                    Principal of the Burkhardt Law Firm
777 South Steele Street
Denver, CO 80209


Jack S. Euphrat, 77                    Trustee                    Private Investor
1431 Landings Place
Sarasota, FL 34231


Thomas S. Goho, 56                     Trustee                    Business Associate Professor, Wake Forest
321 Beechcliff Court                                              University, Calloway School of Business and
Winston-Salem, NC 27104                                           Accountancy since 1994; previously
                                                                  Associate Professor of Finance

Peter G. Gordon, 56                    Trustee                    Chairman, and Co-Founder of Crystal Geyser
Crystal Geyser Water Company                                      Water Company and President of Crystal
55 Francisco Street, Suite 410                                    Geyser Roxane Water Company since 1977.
San Francisco, CA 94133


*W. Rodney Hughes, 72                  Trustee                    Private Investor
31 Dellwood Court
San Rafael, CA 94133

Richard M. Leach, 63                   Trustee                    President of Richard M. Leach Associates(
P.O. Box 1888                                                     a financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                   Trustee                    Private Investor/Real Estate Developer;
Four Beaufain Street                                              Chairman of Vault Holdings, LLC
Charleston, SC 29401


Timothy J. Penny, 45                   Trustee                    Senior Counselor to the public relations firm
500 North State Street                                            of Himle-Horner since January 1995 and
Waseca, MN 56095                                                  Senior Fellow at the Humphrey Institute,
                                                                  Minneapolis, Minnesota (a public policy
                                                                  organization) since January 1995.
                                                                  February 1993.

Richard H. Blank, 42                   Trustee                    Vice President of Stephens Inc.; Director of
                                                                  Stephens Sports Management Inc.; and
                                                                  Director of Capco Inc.



                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE


Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds, which are rated Caa, are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A, A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+
BBB
BBB- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+
B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

4.       FITCH IBCA, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50%
         - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


baa An issue, which is rated "baa", is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


b An issue, which is rated "b" generally, lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


ca An issue, which is rated "ca", is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o   Leading market positions in well-established industries.
          o   High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH IBCA, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                        APPENDIX B - MISCELLANEOUS TABLES



TABLE 1 - INVESTMENT ADVISORY FEES


The following table shows the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
INVESTORS EQUITY FUND                                                          WAIVED


     Year Ended May 31, 1999                         $201,585                 $106,979                 $94,606
     December 17, 1997 to May 31, 1998               $44,695                  $30,943                  $13,752


                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
EQUITY INDEX FUND                                                              WAIVED


     Year Ended May 31, 1999                         $11,645                     $0                    $11,645
     December 24, 1997 to May 31, 1998                $2,990                     $0                     $2,990


TABLE 2 - SALES CHARGES


The following table shows the dollar amount of aggregate sales charge paid to FFS or FFSI, the amount retained, and the amount reallowed to financial institutions.



INVESTORS EQUITY FUND                       AGGREGATE SALES CHARGE       AMOUNT RETAINED         AMOUNT REALLOWED


     Year Ended May 31, 1999                           $0                       $0                      $0
     December 17, 1997 to May 31, 1998                 $0                       $0                      $0


EQUITY INDEX FUND                       AGGREGATE SALES CHARGE       AMOUNT RETAINED         AMOUNT REALLOWED


     Year Ended May 31, 1999                           $0                       $0                      $0
     December 24, 1997 to May 31, 1998                 $0                       $0                      $0


TABLE 3 - ADMINISTRATION FEES


The following table shows the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.


                                               ADMINISTRATION FEE    ADMINISTRATION FEE WAIVED   ADMINISTRATION FEE
INVESTORS EQUITY FUND                               PAYABLE                                           RETAINED


     Year Ended May 31, 1999                        $62,026                     $0                     $62,026
     December 17, 1997 to May 31, 1998              $13,752                   $13,752                       $0


                                               ADMINISTRATION FEE    ADMINISTRATION FEE WAIVED   ADMINISTRATION FEE
EQUITY INDEX FUND                                   PAYABLE                                           RETAINED


          Year Ended May 31, 1999                    $19,476                  $19,454                    $22
          December 24, 1997 TO May 31, 1998           $5,154                   $5,147                     $7


TABLE 4 - ACCOUNTING FEES


The following table shows the dollar amount of fees paid to FAcS with respect to each Fund.

INVESTORS EQUITY FUND                                ACCOUNTING FEE       ACCOUNTINF FEE           ACCOUNTING FEE
                                                        PAYABLE               WAIVED                   RETAINED

     Year Ended May 31, 1999                            $36,000               $0                        $36,000
     December 17, 1997 to May 31, 1998                  $18,452               $0                        $18,452


EQUITY INDEX FUND                                    ACCOUNTING FEE       ACCOUNTING FEE           ACCOUNTING FEE
                                                        PAYABLE               WAIVED                   RETAINED

     Year Ended May 31, 1999                             $12,760               $12,000                  $  760
     December 24, 1997 to May 31, 1998                    $7,506                    $0                  $7,506


TABLE 5 - TRANSFER AGENCY FEES


The following table shows the dollar amount of fees payable to FSS with respect to each Fund, the amount of fee that was waived by FSS, if any, and the actual fee received by FSS.


                                              TRANSFER AGENCY FEE       TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
INVESTORS EQUITY FUND                               PAYABLE                   WAIVED                  RETAINED


     Year Ended May 31, 1999                        $12,347                        $0                 $12,347
     December 17, 1997 to May 31, 1998              $22,715                   $17,123                  $5,592


                                              TRANSFER AGENCY FEE       TRANSFER AGENCY FEE      TRANSFER AGENCY FEE
EQUITY INDEX FUND                                   PAYABLE                   WAIVED                  RETAINED


     Year Ended May 31, 1999                        $12,143                  $12,143                       $0
     December 24, 1997 to May 31, 1998              $10,295                   $4,998                   $5,297


TABLE 6 - COMMISSIONS


The following table shows the aggregate brokerage commissions of the Investors Equity Fund. The data is for the past three fiscal years (or shorter period if a Fund has been in operation for a shorter period).

INVESTORS EQUITY FUND                                              TOTAL             % OF            % OF
                                                                   BROKERAGE         BROKERAGE       TRANSACTIONS
                                               TOTAL BROKERAGE     COMMISSIONS       COMMISSIONS     EXECUTED BY AN
                                               COMMISSIONS ($)     ($) PAID TO AN    PAID TO AN      AFFILIATE OF
                                                                   AFFILIATE OF      AFFILIATE OF    THE FUND
                                                                   THE FUND          THE FUND        OR ADVISER
                                                                   OR ADVISER        OR ADVISER


     Year Ended May 31, 1999                        $13,077           0%                  0%             0%
     December 17, 1997 to May 31, 1998               $4,512           0%                  0%             0%



TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

                                         INVESTORS      EQUITY INDEX
REGULAR BROKER OR DEALER                EQUITY FUND         FUND


Merrill Lynch & Co., Inc                  $504,000           $0
Wells Fargo & Co.                         $520,000           $0


TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund; and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 1, 1999.


INVESTORS EQUITY FUND


NAME AND ADDRESS                                   % OF FUND

Babb & Co. #02-6004105                                91.37%
c/o Bank of New Hampshire
P.O. Box 477
Concord, NH 03302-0477


Allagash & Co.                                         6.43%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302


EQUITY INDEX FUND

NAME AND ADDRESS

Allagash & Co.                                         55.38%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

Allagash & Co.                                         42.83%
C/O Bank of New Hampshire
P.O. Box 477
Concord, NH 03302

                          APPENDIX C - PERFORMANCE DATA


TABLE 1 - TOTAL RETURNS (WITHOUT SALES CHARGE)

The average annual total return of each Fund for the period ended May 31, 1999, was as follows.

                                    CALENDAR
                              ONE MONTH   THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
INVESTORS EQUITY FUND                     MONTHS       DATE                  YEARS     YEARS     YEARS      INCEPTION

                               (2.34)%      1.09%       2.94%       24.21%     N/A       N/A       N/A       27.30%

                                    CALENDAR
                              ONE MONTH   THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
EQUITY INDEX FUND                         MONTHS       DATE                  YEARS     YEARS     YEARS      INCEPTION


                               (2.37)%      5.42%       6.14%       20.98%     N/A       N/A       N/A       24.13%


TABLE 2 - TOTAL RETURNS (WITH SALES CHARGE)

The average annual total return of each Fund for the period ended May 31, 1999, was as follows.



                                ONE YEAR   FIVE       TEN YEARS     SINCE
INVESTORS EQUITY FUND                      YEARS                  INCEPTION

                                  19.24%    N/A         N/A         23.77%


                                ONE YEAR   FIVE       TEN YEARS     SINCE
EQUITY INDEX FUND                          YEARS                  INCEPTION

                                  16.14%    N/A         N/A         23.79%

                  APPENDIX D - ADDITIONAL ADVERTISING MATERIALS


                             TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. Text, which is currently in use, is set forth below.

"FORUM FINANCIAL GROUP OF COMPANIES

Forum Financial Group of Companies represent more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.

Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.

For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.


Today Forum Financial Group administers and provides services for over 181 mutual funds for 17 different fund managers, with more than $70 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 390 professionals worldwide.


From the beginning, Forum developed a plan of action that was effective with both start-up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to take advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.

Forum's full service commitment includes providing state-of-the-art accounting support (Forum has 7 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.


More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."

Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS


Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible. Serving as portfolio managers for the Forum Family of Funds are individuals wit decades of experience with some of the country's major financial institutions.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co., founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1.25 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.


FORUM INVESTMENT ADVISORS, LLC


Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.95 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.


FORUM FAMILY OF FUNDS

It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.

The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.

Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."

                      TEXT OF PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ:PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in 18 funds, including the unique Maine Municipal Bond Fund and New Hampshire Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries


'There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

"We think we are adding the additional competitive advantage of funds that are managed and administered close to home."


Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire state bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, debt and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 124 funds with more than $29 billion in assets. Forum manages mutual funds for independent investment advisers such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment adviser with approximately $1.95 billion in fund assets under management.


"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."


H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1.25 billion in assets under management and $412 million in non-managed custodial accounts. The Payson Value Fund and Payson

Balanced Fund are among the 18 offerings.


"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson President and Managing Director. "We have the region's premier community banking company, a community-based investment adviser, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."


Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:


Headquarters:  Two Portland Square, Portland, Maine 04101
President:  John Y. Keffer
Offices:  Portland, Seattle, Warsaw, Bermuda
*Established in 1986 to administer mutual funds for independent investment advisers and banks *Among the nation's largest third-party fund administrators *Uses proprietary in-house systems and custom programming capabilities

         *Administration and Distribution Services: Regulatory, compliance, expense accounting, budgeting for all funds
         *Fund Accounting Services: Portfolio valuation, accounting, dividend declaration, and tax advice
         *Shareholder Services: Preparation of statements, distribution support, inquiries and processing of trades

*Client Assets under Administration and Distribution:  $73 billion
*Client Assets Processed by Fund Accounting:  $53 billion
*Client Funds under Administration and Distribution:  181 mutual funds with 89 share classes
*International Ventures:

         Joint venture with Bank Handlowy in Warsaw, Poland, using Forum's proprietary transfer agency and distribution systems Off-shore investment fund administration, using Bermuda as Forum's center of operations

*Forum Employees:  United States -215, Poland - 180, Bermuda - 4

FORUM CONTACTS:John Burns, Director, Forum Investment Advisors, LLC, (207) 879-1900 X 6132
Tony Santaniello, Director of Marketing, (207) 879-1900 X 6175

H.M. PAYSON & CO.:

Headquarters:  One Portland Square, Portland, Maine
President and Managing Director: John Walker
Quality investment services and conservative wealth management since 1854

*Assets under Management: $1.25 Billion
*Non-managed Custody Assets: $412 Million
*Client Base: 85% individuals; 15% institutional
*Owned by 11 shareholders; 10 managing directors
*Payson Balanced Fund and Payson Value Fund (administrative and shareholder services provided by Forum Financial Group)
*Employees: 45


H.M. PAYSON & CO. CONTACT:
Joel Harris, Marketing Coordinator, (207) 772-3761

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1999



                            POLARIS GLOBAL VALUE FUND


INVESTMENT ADVISER:

         Polaris Capital Management, Inc.
         125 Summer Street
         Boston, Massachusetts 02110

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

         Forum Shareholder Services, LLC
         P.O. Box 446
         Portland, Maine 04112
         (888) 263-5594
         (207) 879-0001


This Statement of Additional Information (the "SAI") supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering shares of Polaris Global Value Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the year ended May 31, 1999, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Forum Shareholder Services, LLC at the address or telephone number listed above.

                                TABLE OF CONTENTS




Glossary.....................................................................1

1.   Investment Policies And Risks...........................................2

2.   Investment Limitations.................................................10

3.   Performance Data and Advertising.......................................12

4.   Management.............................................................17

5.   Portfolio Transactions.................................................22

6.   Additional Purchase And Redemption Information.........................25

7.   Taxation...............................................................26

8.   Other Matters..........................................................31

Appendix A - Description Of Securities Ratings.............................A-1

Appendix B - Miscellaneous Tables..........................................B-1

Appendix C - Performance Data..............................................C-1

                                    GLOSSARY


As used in this SAI, the following terms have the meanings listed.

         "Adviser" means Polaris Capital Management, Inc.

         "Board" means the Board of Trustees of the Trust.

         "Code" means the Internal Revenue Code of 1986, as amended.


         "CFTC" means Commodities Futures Trading Commission.

         "Custodian" means the custodian of the Fund's assets.

         "FAdS" means Forum Administrative Services, LLC, the Fund's administrator.

         "FAcS" means Forum Accounting Services, LLC, the Fund's accountant.

         "FFS" means Forum Fund Services, LLC, the Fund's distributor.

         "Fitch" means Fitch IBCA, Inc.

         "FSS" or "Transfer Agent" means Forum Shareholder Services, LLC, the Fund's transfer agent.



         "Fund" means Polaris Global Value Fund.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NRSRO" means a nationally recognized statistical rating organization.

         "NAV" means net asset value per share.


         "SAI" means this Statement of Additional Information.


         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's, A Division of the McGraw Hill Companies.

         "Trust" means Forum Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

                        1. INVESTMENT POLICIES AND RISKS



The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

A.       SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the convertible securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


B.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.


Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


3.       WARRANTS


GENERAL. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchase of warrants to not more than 5% of the value of its total assets.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations in the warrants due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.


4.       DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.


RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

FOREIGN CURRENCIES TRANSACTIONS


1.       GENERAL


Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case, it will realize a gain or a loss.


2.       RISKS


Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve the risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

D.       OPTIONS AND FUTURES

1.       GENERAL


The Fund may write covered call options to enhance the Fund's performance. To hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase, the Fund may purchase or write (sell) covered options on equity securities, currencies and stock related indices and may also invest in stock index and foreign currency futures contracts, and purchases options and write covered options on those contracts. The Fund may only write a put option as a closing transaction. THe Fund may buy or sell both exchange-traded and over-the-counter options. The Fund will only purchase or write an option that is traded on a U.S. options exchange or over-the-counter market or if the Adviser believes that a liquid secondary market for the option exists. The Fund has not used options or hedging strategies in the past but may do so in the future.


2.       OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, and interest rates.


OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve the delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay an amount based on the difference between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies is open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract, rather than purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by a transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

CURRENCY FUTURES AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.       RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to accurately predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.


Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.


4.       LIMITS ON OPTIONS AND FUTURES

The Fund will not use leverege in its hedging strategy. The Fund will not hedge more than 25% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets.

The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of
Section 4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures and option contracts not established for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.


E.       LEVERAGE TRANSACTIONS

1.       GENERAL


The Fund may use leverage transactions to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, selling securities short and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Fund will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan, and secure a profit.

The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's net asset value per share. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Adviser is generally opposed to securities lending and has not loaned securities in the past but may do so in the future. The Fund may lend portfolio securities in an amount up to 50% of its total assets to brokers, dealers and other financial institutions. The Fund may pay fees to arrange for securities loans. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price and date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finder or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The Fund will not enter into a when-issued forward committment if, as a result, more than 10% of the value of the Trust's total assets would be committed to these transactions.

SHORT SALES THe Fund may sell a security which it does not own in anticipation of a decline in the market value of that security. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transactions in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short-sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction.

2.       RISKS


Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. As long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings was to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund was not leveraged. In an extreme case, if the Fund's current investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

F.       ILLIQUID AND RESTRICTED SECURITIES

1.       GENERAL


The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").


2.       RISKS


Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and, as a result, might experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.


3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

G.       FOREIGN SECURITIES



The Fund may invest in foreign securities, including securities in emerging markets. Although the Adviser currently intends to invest the Fund's assets in issuers located in at least 5 countries, there is no limit on the amount of the Fund's assets that may be invested in issuers located in any one country or region. To the extent that the Fund has concentrated its investments in issuers located in any one country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund was invested in a more geographically diverse portfolio. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.


Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional securities to purchase the U.S. dollars required to meet such expenses.

H.       TEMPORARY DEFENSIVE POSITION


The Fund may invest in prime quality money market instruments pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

I.       CORE AND GATEWAY(R)


The Fund may seek to achieve its investment objective by converting to a Core and Gateway(R) structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company with a similar investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.



                           2. INVESTMENT LIMITATIONS


For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.


Any fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.


A.       FUNDAMENTAL LIMITATIONS


The Fund has adopted the following fundamental investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:


1.       BORROWING MONEY


Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. The following are not subject to this limitation to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; and (3) dollar-roll transactions.


2.       CONCENTRATION


Purchase securities, other than U.S. Government Securities, repurchase agreements covering U.S. Government Securities, or securities of other regulated investment companies, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.


3.       DIVERSIFICATION


With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

4.       UNDERWRITING ACTIVITIES


Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.


5.       MAKING LOANS


Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.



6.       PURCHASES AND SALES OF REAL ESTATE


Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).



7.       PURCHASES AND SALES OF COMMODITIES


Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).


8.       ISSUANCE OF SENIOR SECURITIES


Issue senior securities except to the extent permitted by the 1940 Act.


B.       NONFUNDAMENTAL LIMITATIONS


The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:



1.       PLEDGES


Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.



2.       SECURITIES OF INVESTMENT COMPANIES


Invest in securities of another registered investment company, except to the extent permitted by the 1940 Act.



3.       SHORT SALES


Enter into short sales if, as a result, more than 25% of the Fund's total assets would be so invested or the Fund's short positions (other than those positions "against the box") would represent more than 2% of the outstanding voting securities of any single issuer or of any class of securities of any single issuer.

4.       ILLIQUID SECURITIES



Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies or limitations.




                      3. PERFORMANCE DATA AND ADVERTISING


A.       PERFORMANCE DATA


On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivelant to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all periods except "Since Inception" would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Including the limited partnership performance, the Fund's average annual total return for the 1-year, 3-year, 5-year and since inception (July 31, 1989) periods as of May 31, 1999 was (11.95)%, 12.74%, 15.71% and 11.27%,
respectively. Total return includes reinvestment of dividends and capital gains.


The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., IBC Financial Data, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o   The performance of other mutual funds.


     o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500TM Index, the Morgan Stanley - Europe, Australia and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.


Performance information may be presented numerically or in a table, graph or similar illustration.

Indices are not used in the management of the Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS


The Fund's performance may be quoted in terms of yield or total return. Table 1 in Appendix C includes performance information for the Fund.


1.       SEC YIELD


Standardized SEC yields for the Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, then dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.


Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers who invest in the Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of the Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield quotations are based on amounts invested in the Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges. The Fund does not charge a sales charge.

Yield is calculated according to the following formula:
                        a - b
   Yield = 2[(------ + 1)6  - 1]
                   cd
   Where:
            a        =        dividends and interest earned during the period
            b        =        expenses accrued for the period (net of
                              reimbursements)

            c        =        the  average  daily  number of shares outstanding
                              during the period that were
                              entitled to receive dividends
            d        =        the maximum offering price per share on the last
                              day of the period

2.       TOTAL RETURN CALCULATIONS


The Fund's total return shows its overall change in value, including changes in share price, and assumes that all of the Fund's distributions are reinvested.


Total return figures may be based on amounts invested in the Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges. The Fund does not charge a sales charge.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total return the Fund: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

  P(1+T)n = ERV

  Where:
           P        =        a hypothetical initial payment of $1,000
           T        =        average annual total return
           N        =        number of years
           ERV      =        ending redeemable value: ERV is the value, at the
                             end of the applicable period, of a hypothetical
                             $1,000 payment made at the beginning of the applicable period


Because average annual total returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.


OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For instance, the Fund may quote unaveraged or cumulative total returns that reflect the Fund's performance over a stated period of time. Moreover, total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration the Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT       =        period total return

                  The other definitions are the same as in the average annual total return formula above


C.       OTHER MATTERS


The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies and the manner of calculating and reporting performance.


As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.


The Fund may advertise information regarding the effects of systematic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if a fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month in the Fund for a period of six months, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                       8.33
                  3                       $100                        $15                       6.67
                  4                       $100                        $20                       5.00
                  5                       $100                        $18                       5.56
                  6                       $100                        $16                       6.25
                                          ----                        ---                       ----
                                    TOTAL                     AVERAGE           TOTAL
                           INVESTED         $600     PRICE             $15.17   SHARES            41.81



In connection with its advertisements, the Fund may provide "shareholder's letters" that serve to provide shareholders or investors with an introduction to the Fund's, the Trust's or any of the Trust's service provider's policies or business practices.

4.                                                       MANAGEMENT


A.       TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk (*).

------------------------------------------- -----------------------------------------------------------------------
NAME, POSITION WITH THE TRUST,              PRINCIPAL OCCUPATION(S) DURING
DATE OF BIRTH AND ADDRESS                   PAST 5 YEARS
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------


John Y. Keffer*, Chairman and President     President,  Forum Financial Group, LLC (a mutual fund services holding
Born:  July 15, 1942                        company)
Two Portland Square                         President, Forum Fund Services, LLC (Trust's underwriter)
Portland, Maine 04101                       President, Forum Investment Advisors, LLC (an adviser of the Trust)

------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
Costas Azariadas, Trustee                   Professor of Economics, University of California-Los Angeles
Born:  February 15, 1943
Department of Economics
University of California
Los Angeles, CA 90024
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
James C. Cheng, Trustee                     President, Technology Marketing Associates
Born:  July 26, 1942                        (marketing  company  for  small  and  medium  size  businesses  in New
27 Temple Street                            England)
Belmont, MA 02718
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
J. Michael Parish, Trustee                  Partner-Thelen Reid & Priest LLP (law firm) since 1995
Born:  November 9, 1943                     Partner-Winthrop Stimson Putnam & Roberts (law firm) from 1989-1995
40 West 57th Street
New York, NY 10019
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------

David I. Goldstein, Vice President          General Counsel, Forum Financial Group, LLC
Born:  August 3, 1961                       Secretary, Forum Fund Services, LLC
Two Portland Square                         Secretary, Forum Investment Advisors, LLC
Portland, Maine 04101

------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
Stacey Hong, Treasurer                      Director, Fund Accounting, Forum Financial Group, LLC
Born:  May 10, 1966
Two Portland Square
Portland, Maine 04101
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------

Dawn Taylor, Asst. Treasurer                Manager/Senior Tax Specialist, Tax Department,  Forum Financial Group,
Born:  May 14, 1964                         LLC since 1997
Two Portland Square                         Senior Tax Accountant, Purdy Bingham & Burrell during 1997
Portland, Maine 04101                       Senior Tax Specialist, Forum Financial Group, LLC from 1994 to 1997

------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------

Leslie K. Klenk, Secretary                  Counsel, Forum Financial Group, LLC since 1998
Born:  August 24, 1964                      Vice   President/Associate   General   Counsel,   Smith   Barney  Inc.
Two Portland Square                         (brokerage firm) from 1993 through 1998
Portland, Maine 04101

------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------

Heidi Hoefler, Asst. Secretary              Staff Attorney, Forum Financial Group LLC since 1998
Born:  October 23, 1963                     Legal Intern, UNUM from 1996-1997
Two Portland Square                         Law Student, University of Maine School of Law from 1994-1997
Portland, Maine 04101

------------------------------------------- -----------------------------------------------------------------------


                                       17



------------------------------------------- -----------------------------------------------------------------------

Pamela Stutch, Asst. Secretary              Senior Fund Specialist, Forum Financial Group, LLC since 1998
Born:  June 29, 1967                        Law Student, Temple University from 1994-1997
Two Portland Square
Portland, Maine 04101

------------------------------------------- -----------------------------------------------------------------------

The following trustees and officers hold the same positions with other investment companies that are considered part of a "Fund Complex." A Fund
Complex is comprised of two or more investment companies that (1) hold themselves out to investors as related for purposes of investment and investor services (2) share a common investment adviser or (3) have an investment adviser that is an affiliate of an adviser to another investment company.

Trustee or Officer                           Position
------------------                           ---------------------------------
John Y. Keffer                               Trustee and President, The Cutler Trust
                                             Chairman and President, Core Trust (Delaware)
                                             Trustee, Memorial Funds

Costas Azariadas                             Trustee, Core Trust (Delaware)

James C. Cheng                               Trustee, Core Trust (Delaware)

J. Michael Parish                            Trustee, Core Trust (Delaware)

David I. Goldstein                           Vice President, Core Trust (Delaware)

Stacey Hong                                  Treasurer, Core Trust (Delaware)




B.       COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and $1,000 for each audit committee meeting attended on a date when a Board meeting is not held. In addition to the $1,000 for each Board meeting attended, each Trustee is paid $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board.


Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Trust is compensated by the Trust.


The following table sets forth the compensation paid to each Trustee by the Trust for the fiscal year ended May 31, 1999.


                             COMPENSATION          TOTAL COMPENSATION TRUST
TRUSTEE                       FROM TRUST               AND FUND COMPLEX
John Y. Keffer                   $ 0                         $ 0
Costas Azariadis               $427.48                     $427.48
James C. Cheng                 $427.48                     $427.48
J. Michael Parish              $427.48                     $427.48


C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER


The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary to manage the Fund's investments and effect portfolio transactions for the Fund.


2.       OWNERSHIP OF ADVISER

The Adviser is a privately owned company controlled by Bernard R. Horn, Jr.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.


Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT


The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.


The Agreement is terminable without penalty by the Trust regarding the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Agreement terminates immediately upon assignment.


Under the Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.


D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR


FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Prior to March 1, 1999, Forum Financial Services, Inc. ("FFSI") was the distributor of the Fund pursuant to similar terms and compensation.

FFS, FAdS, FAcS and the Transfer Agent are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under a distribution agreement (the "Distribution Agreement") with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best effort basis. FFS has no obligation to sell any specific quantity of Fund shares.


FFS may enter into arrangements with various financial institutions through which you may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.


FFS may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.


Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.


FFS does not receive a fee for services performed under the Distribution Agreement.

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT


The Distribution Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by FFS on 60 days' written notice to the Trust.

Under the Distribution Agreement, FFS is not liable to the Trust or the Trust's shareholders for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Distribution Agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Fund's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify FSS for any such misstatements or omissions if they were made in reliance upon information provided in writing by FSS in connection with the preparation of the Registration Statement.


E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR


As administrator, pursuant to an agreement with the Trust (the "Administration Agreement"), FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.


For its services, FAdS receives a fee from the Fund at an annual rate 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.


The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Administration Agreement is terminable without penalty by the Trust or by FAdS with respect to the Fund on 60 days' written notice.

Under the Administration Agreement, FAdS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, FAdS and certain related parties (such as FAdS's officers and persons who control FAdS) are indemnified by the Trust against any and all claims and expenses related to FAdS's actions or omissions that are consistent with FAdS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the fees payable by the Fund to FAdS, the amount of the fee waived by FAdS, and the actual fees received by FAdS. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), FAcS provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.


For its services, FAcS receives a fee from the Fund at an annual rate of $36,000, plus certain fees for the preparation of tax returns and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.


The Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Accounting Agreement is terminable without penalty by the Trust or by FAcS with respect to the Fund on 60 days' written notice.

Under the Accounting Agreement, FAcS is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, FAcS and certain related parties (such as FAcS's officers and persons who control FAcS) are indemnified by the Trust against any and all claims and expenses related to FAcS's actions or omissions that are consistent with FAcS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The Accounting Agreement also provides that FAcS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or less than or equal to $10.00. In addition, FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Fund.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to FAcS, the amount of the fee waived by FAcS, and the actual fees received by FAcS. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


3.       TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Trust (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.


For its services, the Transfer Agent receives a fee from the Fund at an annual rate of $24,000 plus $25 per shareholder account. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month.


The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement. Under the Transfer Agency Agreement, the Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Transfer Agent, the amount of the fee waived by the Transfer Agent, and the actual fees received by the Transfer Agent. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


4.       CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Seward & Kissel LLP, 1200 G Street, N.W., Washington, D.C. 20005, passes upon legal matters in connection with the issuance of shares of the Trust.

6.       INDEPENDENT AUDITORS


Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts 02116, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.



                           5. PORTFOLIO TRANSACTIONS


A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.


Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID


Table 5 in Appendix B shows the aggregate brokerage  commissions paid by the Fund as well as aggregate  commissions paid to an affiliate of the Fund or
the  Adviser.   The data  presented  are for the past  three  fiscal  years (or shorter period depending on the Fund's commencement of operations).


C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.


Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another broker may charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions in which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.


3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

5.       OTHER ACCOUNTS OF THE ADVISER


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


6.       PORTFOLIO TURNOVER


The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.


D.       SECURITIES OF REGULAR BROKER-DEALERS


From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or

(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. During the Fund's last fiscal year, the Fund acquired no securities issued by its regular brokers and dealers.



               6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS


All contributions into an IRA through the systematic investing service are treated as IRA contributions made during the year the investment is received.


2.       UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.


If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.


You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION


The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by shareholders or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION-IN-KIND


Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


D.       NAV DETERMINATION


In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).


E.       DISTRIBUTIONS


Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.



                                  7. TAXATION


The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISER AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.   QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is May 31 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     o   The Fund must  distribute at least 90% of its  investment  company
         taxable  income for     the    tax     year.  (Certain distributions
         made by the Fund after the close  of its  tax  year  are  considered
         distributions    attributable    to   the previous   tax  year  for
         purposes   of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

     o   The  Fund  must  satisfy  the   following asset  diversification  test
         at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other
         regulated  investment companies,   and   securities   of  other
         issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer
         and as to which the Fund does not   hold   more   than   10%   of the
         outstanding   voting  securities  of  the issuer);  and (2) no more
         than 25% of the value of the Fund's  total  assets may be
         invested  in the  securities  of any  one issuer   (other   than  U.S.
         Government securities   and   securities   of  other regulated
         investment  companies),  or in two  or  more  issuers   which  the
         Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.


Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduces your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.


All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

If you purchase shares of the Fund just prior to a distribution, you will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C.       CERTAIN  TAX  RULES   APPLICABLE  TO  THE FUND'S TRANSACTIONS


For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.


Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of
Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains or losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

D.       FEDERAL EXCISE TAX


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.


For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES


In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS


Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with an U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (including short-term capital gain) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and amounts retained by the Fund.


If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S.
corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

H.       STATE AND LOCAL TAXES


The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund and the applicability of state and local taxes and related matters.


I.       FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

                                8. OTHER MATTERS


A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Austin Global Equity Fund                        Investors Equity Fund
BIA Growth Equity Fund                           Investors Growth Fund
BIA Small-Cap Growth Fund                        Investors High Grade Bond Fund
Daily Assets Cash Fund(1)                        Maine Municipal Bond Fund
Daily Assets Government Fund(1)                  New Hampshire Bond Fund
Daily Assets Government Obligations Fund(1)      Payson Balanced Fund
Daily Asset Municipal Fund(1)                    Payson Value Fund
Daily Assets Treasury Obligations Fund(1)        Polaris Global Value Fund
Equity Index Fund                                TaxSaver Bond Fund
Investors Bond Fund

(1) The Trust offers shares of beneficial interest in an institutional, institutional service, and investor share class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

2.       SERIES AND CLASSES OF THE TRUST


Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.


3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affect more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.


Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.


4.       CERTAIN REORGANIZATION TRANSACTIONS


The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust or certain series to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.


B.       FUND OWNERSHIP

As of September 1, 1999, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of the Fund (or of the Trust), the table reflects "N/A" for not applicable.

                                                      PERCENTAGE OF SHARES

FUND (OR TRUST)                                               OWNED
The Trust                                                      N/A
Polaris Global Value Fund                                      N/A

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially or of record 5% or more of a class of shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 1, 1999, no person beneficially owned 25% or more of the shares of the Fund (or of the Trust).


C.   LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS


The financial statements of Polaris Global Value Fund for the year ended May 31, 1999 which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE


Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds, which are rated Caa, are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A, A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+
BBB
BBB- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+
B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

4.       FITCH IBCA, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50%
         - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue, which is rated "baa", is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


b An issue, which is rated "b" generally, lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


ca An issue, which is rated "ca", is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o   Leading market positions in well-established industries.
          o   High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH IBCA, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

   APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES


The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                               ADVISORY FEE PAYABLE    ADVISORY FEE WAIVED    ADVISORY FEE RETAINED
POLARIS GLOBAL VALUE FUND

     Year Ended May 31, 1999                         $199,686                $62,378                 $137,308

TABLE 2 - ADMINISTRATION FEES


The following table shows the dollar amount of fees payable to FAdS with respect to the Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.


                                               ADMINISTRATION FEE    ADMINISTRATION FEE WAIVED   ADMINISTRATION FEE
POLARIS GLOBAL VALUE FUND                           PAYABLE                                           RETAINED

     Year Ended May 31, 1999                        $40,000                     $0                     $40,000


TABLE 3 -  ACCOUNTING FEES


The following table shows the dollar amount of fees payable to FAcS with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS.



                                              ACCOUNTING FEE PAYABLE  ACCOUNTING FEE WAIVED       ACCOUNTING FEE
POLARIS GLOBAL VALUE FUND                                                                            RETAINED

     Year Ended May 31, 1999                         $39,000                    $0                   $39,000

TABLE 4 - TRANSFER AGENCY FEES

The following  table shows the dollar amount of fees payable to FSS with respect to the Fund,  the amount of the fee that was waived by FSS, if any, and the actual fee received by FSS.

                                                       TRANSFER AGENCY      TRANSFER AGENCY    TRANSFER AGENCY FEE
POLARIS GLOBAL VALUE FUND                                FEE PAYABLE          FEE WAIVED             RETAINED

     Year Ended May 31, 1999                               $28,356                $0                 $28,356

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions incurred by the Fund.


POLARIS GLOBAL VALUE FUND                                          TOTAL             % OF            % OF
                                                                   BROKERAGE         BROKERAGE       TRANSACTIONS
                                               TOTAL BROKERAGE     COMMISSIONS       COMMISSIONS     EXECUTED BY AN
                                               COMMISSIONS ($)     ($) PAID TO AN    PAID TO AN      AFFILIATE OF
                                                                   AFFILIATE OF      AFFILIATE OF    THE FUND
                                                                   THE FUND          THE FUND        OR ADVISER
                                                                   OR ADVISER        OR ADVISER

                     YEAR ENDED MAY 31, 1999       $53,949            0%                  0%             0%

TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER                                      VALUE HELD


N/A                                                    N/A


TABLE 7 -  5% SHAREHOLDERS


The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 1, 1999.

  POLARIS GLOBAL VALUE FUND                                                                   % OF FUND
                                NAME AND ADDRESS                               SHARES


                                Christopher K. McLeod                       157,411.659          7.14
                                119 Chatman Road
                                Stamford, CT 06903

                                DCGT TR                                     130,975.349          5.94
                                FBO Audrey Lewis - Reg IRA
                                10 Rogers Street
                                Cambridge, MA 02142

                                David Solomont                              129,298.613          5.86
                                P.O. Box 67385
                                Chestnut Hill, MA 02467


                          APPENDIX C - PERFORMANCE DATA


TABLE 1 -  TOTAL RETURNS

The average annual total return without sales charges of the Fund for the period ended May 31, 1999, was as follows.

                                    CALENDAR
POLARIS GLOBAL VALUE   ONE MONTH   THREE MONTHS  YEAR TO DATE   ONE YEAR     THREE      FIVE YEARS     SINCE INCEPTION
        FUND                                                                 YEARS                     (ANNUALIZED)

                        (4.12)%       9.54%         4.49%       (11.95)%     12.74%      15.71%         11.27%
